Document and Entity Information	3 Months Ended
Mar. 31, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	EXELIS INC.
Entity Central Index Key	0001524471
Document Type	S-4
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

Condensed Consolidated and Combined Statements of Operations (Unaudited) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated and Combined Statements of Operations [Abstract]
Product revenue	$ 653	$ 683	$ 2,817	$ 3,596	$ 3,779
Service revenue	768	661	3,022	2,295	2,282
Total revenue	1,421	1,344	5,839	5,891	6,061
Cost of product and service revenue
Costs of product revenue	461	484	1,933	2,491	2,629
Costs of service revenue	674	581	2,683	2,032	2,001
Selling, general and administrative expenses	133	140	566	525	582
Research and development expenses	14	21	99	119	142
Restructuring charges, net	1	4	23	35	5
Operating income	138	114	535	689	702
Interest expense, net	9		10
Other expense (income), net	8	(10)	(12)	(7)	2
Income from continuing operations before income tax expense	121	124	537	696	700
Income tax expense	51	42	211	248	241
Income from continuing operations			326	448	459
Income from discontinued operations, net of tax				139	10
Net income	$ 70	$ 82	$ 326	$ 587	$ 469
Basic
Continuing operations			$ 1.75	$ 2.41	$ 2.47
Discontinued operations				$ 0.75	$ 0.05
Net income	$ 0.38	$ 0.44	$ 1.75	$ 3.15	$ 2.52
Diluted
Continuing operations			$ 1.75	$ 2.39	$ 2.45
Discontinued operations				$ 0.74	$ 0.05
Net income	$ 0.37	$ 0.44	$ 1.75	$ 3.14	$ 2.51
Weighted average common shares - basic	186.6	186.2	186.2	186.2	186.2
Weighted average common shares - diluted	187.5	187.1	186.7	187.1	187.1
Cash dividends declared per common share	$ 0.1		$ 0.1

Condensed Consolidated and Combined Statements of Comprehensive Income (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Consolidated and Combined Statements of Comprehensive Income [Abstract]
Net income	$ 70	$ 82	$ 326	$ 587	$ 469
Other comprehensive income (loss), net of tax
Net foreign currency translation adjustments	5	1	1	(3)	7
Defined Benefit Plans
Net actuarial gain (loss) arising during the year			(29)	(6)	16
Prior service credit (cost) arising during the year			(1)	(1)	1
Less amortization of actuarial loss (gain) included in net periodic benefit cost	13	1	22	1	2
Less amortization of prior service cost (credit) included in net periodic benefit cost			1	1	1
Investment securities
Unrealized holding (loss) gain arising during the year			(1)	3	11
Reclassification adjustment for realized gain on investment securities		6	(8)	(5)
Other comprehensive income (loss), net of tax	18	(4)	(15)	(10)	38
Total comprehensive income	$ 88	$ 78	$ 311	$ 577	$ 507

Condensed Consolidated and Combined Balance Sheets (Unaudited) (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 208	$ 116	$ 18
Receivables, net	1,286	1,061	954
Inventories, net	336	337	238
Deferred tax asset	71	106	121
Other current assets	57	49	52
Total current assets	1,958	1,669	1,383
Plant, property and equipment, net	497	494	458
Goodwill	2,154	2,154	2,156
Other intangible assets, net	202	211	258
Deferred tax asset	473	507
Other non-current assets	65	64	40
Total non-current assets	3,391	3,430	2,912
Total assets	5,349	5,099	4,295
Current liabilities
Short-term debt	410
Accounts payable	462	447	326
Advance payments and billings in excess of costs	388	378	427
Compensation and other employee benefits	162	250	215
Other accrued liabilities	224	199	200
Total current liabilities	1,646	1,274	1,168
Postretirement benefit plans	1,938	2,149	184
Long-term debt	649	649
Deferred tax liability	1	1	204
Other non-current liabilities	135	133	129
Total non-current liabilities	2,723	2,932	517
Total liabilities	4,369	4,206	1,685
Commitments and contingencies (Note13)
Shareholders' equity
Common stock	2	2
Additional paid-in capital	2,542	2,523
Retained earnings	73	23
Parent company investment			2,678
Accumulated other comprehensive loss	(1,637)	(1,655)	(68)
Total shareholders' equity	980	893	2,610
Total liabilities and shareholders' equity	$ 5,349	$ 5,099	$ 4,295

Condensed Consolidated and Combined Statements of Cash Flows (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net income	$ 70	$ 82	$ 326	$ 587	$ 469
Less income from discontinued operations				(139)	(10)
Income from continuing operations			326	448	459
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Depreciation and amortization	30	34	133	139	157
Stock-based compensation	5	2	18	15	16
Restructuring charges, net	1	4	23	35	5
Payments for restructuring	(8)	(9)	(19)	(21)	(12)
Postretirement benefit plans expense	12	2	46	7	12
Postretirement benefit plans payments	(197)	(5)	(87)	(6)	(40)
Change in assets and liabilities
Change in receivables	(225)	(49)	(106)	(100)	111
Change in inventories	1	(62)	(99)	131	(67)
Change in other assets	(11)	(19)	(27)	6	(7)
Change in accounts payable	15	22	122	(37)	4
Change in advance payments and billings in excess of costs	10	44	(49)	36	123
Change in deferred taxes	69	50	64	(1)	3
Change in other liabilities	(66)	(69)	(13)	(12)	(17)
Other, net	(4)	(2)	2	1
Net cash (used in) provided by operating activities	(298)	25	334	641	747
Investing activities
Capital expenditures	(24)	(13)	(95)	(108)	(122)
Proceeds from the sale of assets	1	2	14	251	4
Acquisitions, net of cash acquired		(1)		(29)	(1)
Other, net	2		(4)		(1)
Net cash (used in) provided by investing activities	(21)	(12)	(85)	114	(120)
Financing activities
Short-term borrowing under credit facility, net	145		240
Repayments under credit facility			(240)
Proceeds from the issuance of debt, net			649
Payments of debt issuance costs			(6)
Proceeds from commercial paper, net	265
Dividend paid	(19)		(19)
Proceeds from the exercise of stock options	13
Transfers to parent, net		(20)	(775)	(747)	(638)
Other, net	2		4	(28)	(15)
Net cash used in financing activities	406	(20)	(147)	(775)	(653)
Exchange rate effects on cash and cash equivalents	5		(4)
Net cash from discontinued operations				4	12
Net change in cash and cash equivalents	92	(7)	98	(16)	(14)
Cash and cash equivalents - beginning of year	116	18	18	34	48
Cash and cash equivalents - end of period	208	11	116	18	34
Cash paid during the year for:
Income taxes (net of refunds received)			$ 86	$ 206	$ 274

Consolidated and Combined Statements of Shareholders' and Parent Company Equity (USD $) In Millions, except Per Share data		Total	Common stock	Additional paid-in capital	Retained earnings	Parent company investment	Accumulated other comprehensive Loss
Beginning balance at Dec. 31, 2008		$ 2,911	$ 0	$ 0	$ 0	$ 3,007	$ (96)
Beginning balance, Shares at Dec. 31, 2008			0
Net income		469				469
Net transfer to parent						(638)
Net change in postretirement benefit plans							20
Net foreign currency translation adjustments		7					7
Unrealized holding (loss) gain on investment securities							11
Net change in parent company investment		(169)
Net change in accumulated other comprehensive loss		38
Total shareholders' equity, ending balance		0
Ending balance at Dec. 31, 2009		2,780	0	0	0	2,838	(58)
Ending balance, Shares at Dec. 31, 2009			0
Net income		587				587
Net transfer to parent						(747)
Net change in postretirement benefit plans							(5)
Net foreign currency translation adjustments		(3)					(3)
Unrealized holding (loss) gain on investment securities							3
Reclassification adjustment for realized gain on investment securities		(5)					(5)
Net change in parent company investment		(160)
Net change in accumulated other comprehensive loss		(10)
Total shareholders' equity, ending balance		0
Ending balance at Dec. 31, 2010		2,610	0	0	0	2,678	(68)
Beginning balance, Shares at Dec. 31, 2010			0
Issuance of common stock in connection with Spin-off			2	(2)
Issuance of common stock in connection with Spin-off, Shares			184.6
Issuance of employee stock awards and stock option (a)	[1]			0
Employee stock awards and stock options, Shares			0.1
Stock-based awards compensation				6
Conversion of parent company equity to cumulative translation adjustment						(15)	15
Conversion of parent company investment to additional-paid-in capital				2,519		(2,519)
Net income		326			42	284
Net transfer to parent						(428)
Cash dividends declared on common stock					(19)
Net change in postretirement benefit plans							(7)
Transfer of postretirement benefit plan from ITT in connection with Spin-off							(1,587)
Net foreign currency translation adjustments		1					1
Unrealized holding (loss) gain on investment securities							(1)
Reclassification adjustment for realized gain on investment securities		(8)					(8)
Net change in common stock		2
Net change in additional paid-in capital		2,523
Net change in retained earnings		23
Net change in parent company investment		(2,678)
Net change in accumulated other comprehensive loss		(15)
Total shareholders' equity, ending balance		893
Cash dividend declared per share		$ 0.1
Ending balance at Dec. 31, 2011		$ 893	$ 2	$ 2,523	$ 23	$ 0	$ (1,655)
Ending balance, Shares at Dec. 31, 2011			184.7

[1]	Amounts round to less than $0.5 in 2011

Background, Basis of Presentation and Use of Estimates	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Description of Business and Summary of Significant Accounting Policies/Background, Basis of Presentation and Use of Estimates [Abstract]
Description of Business and Summary of Significant Accounting Policies/Background, Basis of Presentation and Use of Estimates

NOTE 1

Background, Basis of Presentation and Use of Estimates

Background

Exelis Inc. (“Exelis” or the “Company”) is a leader in Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) related products and systems and information and technical services, which it supplies to military, government and commercial customers in the United States and globally. Exelis provides mission-critical systems in the areas of integrated electronic warfare, sensing and surveillance, air traffic management, information and cyber-security, and networked communications. Exelis also has growing positions in composite aerostructures, logistics and technical services. The Company’s customers include the United States (U.S.) Department of Defense (DoD), including the U.S. Army, Navy, Marines and Air Force, and its prime contractors, U.S. Government intelligence agencies, National Aeronautics and Space Administration (NASA), Federal Aviation Administration (FAA), allied foreign governments and domestic and foreign commercial customers. As a prime contractor, subcontractor, or preferred supplier, Exelis participates in many high priority defense and non-defense programs in the United States. Exelis conducts most of its business with the U.S. Government, principally the DoD.

On October 31, 2011, ITT Corporation (“ITT”) completed the spin-off (the “Spin-off”) of Exelis and Exelis began operating as a stand-alone publicly traded corporation. Prior to the Spin-off, Exelis operated as the Defense and Information Solutions Segment of ITT.

Unless the context otherwise requires, references in these notes to “Exelis”, “we,” “us,” “our,” “the Company” and “our Company” refer to Exelis Inc. References in these notes to “ITT” or “parent” refer to ITT Corporation, an Indiana corporation, and its consolidated subsidiaries (other than Exelis), unless the context otherwise requires.

Basis of Presentation

The unaudited Condensed Consolidated and Combined Financial Statements included in this Form S-4 Registration Statement have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) and, in the opinion of management, reflect all adjustments (which include normal recurring adjustments) necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. Certain information and note disclosures normally included in financial statements prepared annually in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have been condensed or omitted pursuant to such SEC rules. These financial statements should be read in conjunction with the audited Consolidated and Combined Financial Statements included in this Form S-4 Registration Statement and our Annual Report on Form 10-K for the year ended December 31, 2011. We believe that the disclosures included in this Form S-4 Registration Statement are adequate to make the information presented not misleading.

All significant intercompany transactions between our businesses have been eliminated. Prior to October 31, 2011, all significant intercompany transactions between us and ITT have been included in these financial statements and are considered to be effectively settled for cash in these financial statements at the time the transaction was recorded. The total net effect of the settlement of these intercompany transactions is reflected in the unaudited Condensed Consolidated and Combined Statements of Cash Flows as “Transfers to parent, net.”

These financial statements reflect the consolidated operations of Exelis as a separate stand-alone entity beginning on October 31, 2011. Periods presented prior to the Spin-off have been prepared on a stand-alone basis and are derived from the consolidated financial statements and accounting records of ITT and may not be indicative of the future performance of Exelis and do not necessarily reflect what the results of operations, financial position, and cash flows would have been had Exelis operated as a stand-alone company.

ITT used a centralized approach to cash management and financing of its operations, excluding debt where we were the legal obligor. Prior to October 31, 2011, the majority of our cash was transferred to ITT daily and ITT funded our operating and investing activities as needed. Cash transfers to and from ITT’s cash management accounts are reflected in the unaudited Condensed Consolidated and Combined Statements of Cash Flows as “Transfers to parent, net.”

Our quarterly financial periods end on the Saturday closest to the last day of the calendar quarter, except for the last quarterly period of the fiscal year, which ends on December 31st. For ease of presentation, the quarterly financial statements included herein are described as ending on the last day of the calendar quarter.

Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Estimates are revised as additional information becomes available. Estimates and assumptions are used for, but not limited to, revenue recognition, income tax contingency accruals and valuation allowances, fair value measurements, impairment of goodwill and other intangibles, postretirement obligations and certain contingent liabilities. Actual results could differ from these estimates.

During the performance of long-term sale contracts, estimated final contract prices and costs are reviewed periodically and revisions are made as required and recorded in income in the period in which they are determined. Changes in estimated revenues, cost of revenue and the related effect to operating income are recognized using a cumulative catch-up adjustment which recognizes in the current period the cumulative effect of the changes on current and prior periods based on a contract’s percent complete. For the three months ended March 31, 2012 and 2011 net favorable cumulative catch-up adjustments increased operating income by approximately $27 and $49, respectively, and diluted earnings per share by approximately $0.08 and $0.17, respectively.

NOTE 1

Description of Business and Summary of Significant Accounting Policies

Our business including separation from ITT Corporation

Exelis Inc. (“Exelis” or the “Company”) is a leader in Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) related products and systems and information and technical services, which it supplies to military, government and commercial customers in the United States and globally. Exelis provides mission-critical systems in the areas of integrated electronic warfare, sensing and surveillance, air traffic management, information and cyber-security, and networked communications. Exelis also has growing positions in composite aerostructures, logistics and technical services. The Company’s customers include the United States (U.S.) Department of Defense (DoD), including U.S. Army, Navy, Marines and Air Force, and its prime contractors, U.S. Government intelligence agencies, National Aeronautics and Space Administration (NASA), Federal Aviation Administration (FAA), allied foreign governments and domestic and foreign commercial customers. As a prime contractor, subcontractor, or preferred supplier, Exelis participates in many high priority defense and non-defense programs in the United States. Exelis conducts most of its business with the U.S. Government, principally the DoD. Exelis Inc. (f/k/a ITT DCO, Inc.) was incorporated in Indiana on May 4, 2011. The name of the Company was changed from ITT DCO, Inc. to Exelis Inc. on July 14, 2011.

On January 12, 2011, ITT Corporation (“ITT”) announced a plan to separate its Defense and Information Solutions segment (Exelis) from the remainder of its businesses through a pro rata distribution of common stock of an entity holding the assets and liabilities associated with the Defense and Information Solutions segment (“Spin-off”). On October 31, 2011, ITT completed the Spin-off of Exelis. Effective as of 12:01 a.m., Eastern time on October 31, 2011 (the “Distribution Date”), the common stock of Exelis was distributed, on a pro rata basis, to ITT’s shareholders of record as of the close of business on October 17, 2011 (the “Record Date”). On the Distribution Date, each of the shareholders of ITT received one share of Exelis common stock for every one share of common stock of ITT held on the Record Date. The Spin-off was completed pursuant to the Distribution Agreement, dated as of October 25, 2011, among ITT, Exelis and Xylem Inc. After the Distribution Date, ITT did not beneficially own any shares of Exelis common stock.

Our Registration Statement on Form 10 was declared effective by the U.S. Securities and Exchange Commission (SEC) on October 6, 2011. Our common stock began trading “regular-way” under the symbol “XLS” on the New York Stock Exchange on November 1, 2011. On October 31, 2011, ITT also completed its spin-off of Xylem Inc., which includes ITT’s water-related businesses.

Unless the context otherwise requires, references in these notes to “Exelis”, “we,” “us,” “our,” “the Company” and “our Company” refer to Exelis Inc. References in these notes to “ITT” or “parent” refers to ITT Corporation, an Indiana corporation, and its consolidated subsidiaries (other than Exelis), unless the context otherwise requires.

We have two segments: Our Command, Control, Communications, Computing, Intelligence, Surveillance and Reconnaissance (“C4ISR”) Electronics and Systems segment and our Information and Technical Services segment. Our C4ISR Electronics and Systems segment provides engineered electronic systems and equipment, including force protection, electronic warfare systems, reconnaissance and surveillance systems, and integrated structures. Our Information and Technical Services segment is a provider of logistics, infrastructure, and sustainment support, while also providing a diverse set of technical services.

Basis of Presentation and principles of consolidation and combination

The Consolidated and Combined Financial Statements reflect the consolidated operations of Exelis as a separate stand-alone entity beginning on October 31, 2011. Periods presented prior to the Spin-off have been prepared on a stand-alone basis and are derived from the consolidated financial statements and accounting records of ITT. The Consolidated and Combined Financial Statements reflect our financial position, results of operations and cash flows as we were historically managed, in conformity with accounting principles generally accepted in the United States (GAAP).

All significant intercompany transactions between our businesses have been eliminated. Prior to October 31, 2011, all significant intercompany transactions between us and ITT have been included in these financial statements and are considered to be effectively settled for cash in these financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the Consolidated and Combined Statements of Cash Flows as a financing activity and in the Consolidated and Combined Balance Sheets as “Parent company investment.”

Prior to October 31, 2011, our Consolidated and Combined Financial Statements include expenses of ITT allocated to us for certain functions provided by ITT, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, communications, ethics and compliance, shared services, employee benefits and incentives, insurance and stock-based compensation. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue, headcount or other measures. We consider the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to, or the benefit received by, us during the periods presented. The allocations may not, however, reflect the expense we would have incurred as an independent, publicly-traded company for the periods presented. Actual costs that may have been incurred if we had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure. Following our separation from ITT, we perform these functions using our own resources or purchased services. For an interim period, however, some of these functions will continue to be provided by ITT under transition services agreements and other commercial agreements.

ITT used a centralized approach to cash management and financing of its operations, excluding debt where we are the legal obligor. Prior to October 31, 2011, the majority of our cash was transferred to ITT daily and ITT funded our operating and investing activities as needed. Cash transfers to and from ITT’s cash management accounts are reflected in the Consolidated and Combined Balance Sheets as “Parent company investment.”

The Consolidated and Combined Financial Statements include certain assets and liabilities at December 31, 2010 that have historically been held at the ITT corporate level but are specifically identifiable or otherwise allocable to us. The cash and cash equivalents held by ITT at the corporate level were not specifically identifiable to Exelis and therefore were not allocated to us for any of the periods presented prior to the Spin-off. Prior to October 31, 2011, cash and cash equivalents in our balance sheets primarily represent cash held locally by entities included in our financial statements. ITT third-party debt and the related interest expense was not allocated to us for any of the periods presented prior to the Spin-off as we were not the legal obligor of the debt and the ITT borrowings were not directly attributable to our business.

We have evaluated all material events occurring subsequent to the financial statement date for recognition or disclosure through the date this prospectus was filed.

Principles of consolidation

Exelis consolidates companies in which it has a controlling financial interest or when Exelis is considered the primary beneficiary of a variable interest entity. We account for investments in companies over which we have the ability to exercise significant influence, but do not hold a controlling interest under the equity method, and we record our proportionate share of income or losses in the Consolidated and Combined Statements of Operations. The results of companies acquired or disposed of during the fiscal year are included in the Consolidated and Combined Financial Statements from the effective date of acquisition or up to the date of disposal.

Parent Company Equity

Parent company investment in the Consolidated and Combined Balance Sheets represents ITT’s historical investment in us in excess of our accumulated net income after taxes and the net effect of the transactions with and allocations from ITT.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Estimates are revised as additional information becomes available. Estimates and assumptions are used for, but not limited to, revenue recognition, income tax contingency accruals and valuation allowances, fair value measurements, impairment of goodwill and other intangibles, postretirement obligations and certain contingent liabilities. Actual results could differ from these estimates.

Business Combinations

Exelis allocates the purchase price of its acquisitions to the tangible and intangible assets acquired, liabilities assumed, and non-controlling interests acquired based on their estimated fair value at the acquisition date. The excess of the acquisition price over those estimated fair values is recorded as goodwill. Changes to the acquisition date fair values prior to the expiration of the measurement period, a period generally not to exceed 12 months from date of acquisition, are recorded as an adjustment to the acquired assets including goodwill. Changes to the acquisition date fair values after expiration of the measurement period are recorded in income. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred.

Revenue Recognition

As a defense contractor engaging in long-term contracts, the majority of our revenue is derived from long-term construction-type and production-type sales contracts and services provided to the federal government for which revenue is recognized under the percentage-of-completion method based on units of delivery, percentage of costs incurred to total costs, or the completion of scheduled performance milestones. For units of delivery, revenues and profits are recognized based upon the ratio of actual units delivered to estimated total units to be delivered under the contract. Under the cost-to-total cost method, revenue is recognized based upon the ratio of costs incurred to estimated total costs at completion. Revenue is recognized under the milestone method based upon accomplishing a clear deliverable output of contract performance with value to the customer. Revenue and profits on time-and-material type contracts are recognized based on billable rates times direct labor hours incurred plus material and other reimbursable costs incurred. The completed contract method is utilized when reasonable and reliable cost estimates for a project cannot be made. Amounts invoiced to customers in excess of revenue recognized are recorded as deferred revenue, until the revenue recognition criteria are satisfied. Revenue that is earned and recognized in excess of amounts invoiced is recorded as a component of Receivables, net.

During the performance of long-term sale contracts, estimated final contract prices and costs are reviewed periodically and revisions are made as required and recorded in income in the period in which they are determined. Additionally, the fees under certain contracts may be increased or decreased in accordance with cost or performance incentive provisions which measure actual performance against established targets or other criteria. Such incentive fee awards or penalties are included in revenue when there is sufficient information to reasonably assess anticipated contract performance. Amounts representing contract change orders, claims, requests for equitable adjustment, or limitations in funding on contracts are recorded only if it is probable the claim will result in additional contract revenue and the amounts can be reliably estimated. Provisions for estimated losses on uncompleted long-term contracts, are made in the period in which such losses are determined and are recorded as a component of costs of revenue. Changes in estimated revenues, cost of revenue and the related effect to operating income are recognized using a cumulative catch-up adjustment which recognizes in the current period the cumulative effect of the changes on current and prior periods based on a contract’s percent complete. In 2011, 2010 and 2009 net favorable cumulative catch-up adjustments increased operating income by approximately $143, $140 and $102 respectively and diluted earnings per share by approximately $0.46, $0.48 and $0.36, respectively.

To a lesser extent, we enter into contracts that are not associated with the design, development, manufacture, or modification of complex aerospace or electronic equipment and related services and for services to non-federal government customers. For such contracts, we recognize revenue at the time title and risks and rewards of ownership pass, which is generally when products are shipped, or as services are performed if there is persuasive evidence of an arrangement, the price is fixed and determinable and collectability is reasonably assured. For agreements that contain multiple deliverables, we allocate revenue across all identified units of accounting based on relative fair values and then recognize revenue when the appropriate revenue recognition criteria for the individual deliverables have been satisfied.

Research and Development

Expenditures for Company-sponsored research and development projects are expensed as incurred. Company-sponsored research and development costs charged to expense totaled approximately $99, $119 and $142 in 2011, 2010 and 2009, respectively. Costs we incur under customer-sponsored research and development programs pursuant to contracts are included in total revenue and cost of revenue.

Restructuring

We periodically initiate management approved restructuring activities to achieve cost savings through reduced operational redundancies and to strategically position ourselves in the market in response to prevailing economic conditions and associated customer demand. Costs associated with restructuring actions can include severance, infrastructure charges to vacate facilities or consolidate operations, contract termination costs and other related charges. For involuntary separation plans, a liability is recognized when it is probable and reasonably estimable. For voluntary separation plans, a liability is recognized when the employee irrevocably accepts the voluntary termination. For one-time termination benefits, such as additional severance pay or benefit payouts, and other exit costs, such as lease termination costs, the liability is measured and recognized initially at fair value in the period in which the liability is incurred, with subsequent changes to the liability recognized as adjustments in the period of change or if the employees are required to render services beyond a minimum retention period, the fair value of the severance or benefit payouts will be recognized ratably over the future service period.

Income Taxes

Prior to October 31, 2011, our income taxes as presented were calculated on a separate tax return basis and may not be reflective of the results that would have occurred on a standalone basis. With the exception of certain dedicated foreign entities, prior to the Spin-off, we did not maintain taxes payable to and from ITT and we were deemed to have settled the current tax balances annually at year-end or at Spin-off with the legal tax-paying entities in the respective jurisdictions. These settlements are reflected as changes in parent company investment. Our operations were included in ITT’s U.S. federal and state tax returns or non-U.S. jurisdictions tax returns prior to Spin-off. Subsequent to the Spin-off, we will file our own consolidated income tax returns and we will maintain taxes payable to and from federal and state taxing authorities.

We determine the provision for income taxes using the asset and liability approach. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities.

Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. In assessing the need for a valuation allowance, we look to the future reversal of existing taxable temporary differences, taxable income in carryback years, the feasibility of tax planning strategies and estimated future taxable income. The valuation allowance can be affected by changes to tax laws, changes to statutory tax rates and changes to future taxable income estimates.

We provide for U.S. deferred taxes on the excess of financial reporting basis over the U.S. tax basis for our foreign earnings, when we do not plan to reinvest such earnings indefinitely outside the United States.

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the Consolidated and Combined Financial Statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

Foreign Currency Translation

The financial statements of consolidated and combined international businesses, for which the functional currency is not the U.S. dollar, are translated into U.S. dollars. Balance sheet accounts are translated at the exchange rate in effect at the end of each period; income statement accounts are translated at the average rates of exchange prevailing during the period. Gains and losses on foreign currency translations are reflected in accumulated other comprehensive loss. Net gains or losses from foreign currency transactions are reported in selling general and administrative expenses and have historically been immaterial.

Cash and Cash Equivalents

Exelis considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable include amounts billed and currently due from customers, unbilled costs and accrued profits primarily related to revenues on long-term contracts that have been recognized for accounting purposes but not yet billed to customers, certain estimated contract change amounts, claims or requests for equitable adjustment in negotiation that are probable of recovery, and amounts retained by the customer pending contract completion. We maintain an allowance for doubtful accounts to provide for the estimated amount of accounts receivable that will not be collected. The allowance is based upon an assessment of customer credit-worthiness, historical payment experience and the age of outstanding receivables.

Inventories

Inventories are stated at cost (first-in, first-out or average cost), but not in excess of realizable value. A write down for excess or inactive inventory is recorded based upon an analysis that considers current inventory levels, historical usage patterns, future sales expectations and salvage value.

Inventoried costs related to long-term contracts are stated at the actual production cost, including overhead and other related non-recurring costs incurred to date reduced by amounts identified with revenue recognized on units delivered or progress completed. Inventoried costs relating to long-term contracts and programs are reduced by charging any amounts in excess of estimated realizable value to costs of revenue.

Plant, Property and Equipment, Net

Plant, property and equipment, net are stated at cost less accumulated depreciation and amortization. Major improvements are capitalized at cost while expenditures for maintenance, repairs and minor improvements are expensed. We include gains and losses on the sales of plant, property and equipment that are allocable to our contracts in overhead as we generally can recover these costs through the pricing of products and services to the U.S. Government. For all other asset retirements, the assets and related accumulated depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in income.

Provisions for depreciation are generally computed using either an accelerated or straight-line method and are based on estimated useful lives as follows:

Years
Buildings and improvements	5-40
Machinery and equipment	2-10
Furniture and office equipment	3-7

Operating Leases

Many of the Company’s real property lease agreements contain incentives for tenant improvements, rent holidays, or rent escalation clauses. For incentives for tenant improvements, the Company records a deferred rent liability and amortizes the deferred rent over the term of the lease as a reduction to rent expense. For rent holidays and rent escalation clauses during the lease term, the Company records minimum rental expenses on a straight-line basis over the term of the lease. Leasehold improvements are amortized over the lesser of the remaining life of the lease or the estimated useful life of the improvement.

Capitalized Internal Use Software

Exelis capitalizes certain internal and external costs incurred to acquire or create internal use software, principally related to software coding, designing system interfaces and installation and testing of the software. Exelis amortizes capitalized internal use software costs using the straight-line method over the estimated useful life of the software, generally from three to seven years.

Long-Lived Asset Impairment

Long-lived assets, including other intangible assets with finite lives are tested for impairment whenever events or changes in circumstances indicate their carrying value may not be recoverable. We assess the recoverability of long-lived assets based on the undiscounted future cash flow the assets are expected to generate and recognize an impairment loss when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When an impairment is identified, we reduce the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values.

Goodwill and Other Intangible Assets

Goodwill represents purchase consideration paid in a business combination that exceeds the values assigned to the net assets of acquired businesses. Other intangible assets include customer relationships, proprietary technology, trademarks, patents and other intangible assets. Our other intangible assets have a finite life and are amortized on a straight-line basis over their estimated economic useful life, which generally range from 10-25 years, and are tested for impairment if indicators of impairment are identified.

Goodwill is not amortized, but instead is tested for impairment annually (or more frequently if impairment indicators arise, such as changes to the reporting unit structure, significant adverse changes in the business climate or an adverse action or assessment by a regulator). Goodwill has been assigned to our reporting units for purposes of impairment testing. We conduct our annual impairment testing on the first day of the fourth fiscal quarter. The impairment test is a two-step test. In the first step, the estimated fair value of each reporting unit is compared to the carrying value of the net assets assigned to that reporting unit. If the estimated fair value of the reporting unit exceeds its carrying value, goodwill is not impaired and the second step of the impairment test is not performed. If the carrying value of the reporting unit exceeds its estimated fair value, then the second step of the impairment test is performed in order to measure the impairment loss to be recorded. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, then we record an impairment loss equal to the difference. We estimate the fair value of our reporting units using an income approach. Under the income approach, we estimate fair value based on the present value of estimated future cash flows.

Postretirement Benefit Plans

Except as described separately below, prior to October 31, 2011, certain of our U.S. and U.K. salaried employees participated in defined benefit pension and other postretirement benefit plans (the “Shared Plans”) sponsored by ITT which included participants of other ITT subsidiaries. We accounted for such Shared Plans under a multiemployer benefit approach. Accordingly, we did not record an asset or liability to recognize the funded status of the Shared Plans. We recognized a liability only for any required contributions to the Plans that were accrued and unpaid at the balance sheet date. The related pension and other postretirement expenses were allocated to us based primarily on pensionable compensation of active participants and are reported in Selling, General and Administrative (“SG&A”) expense.

Plans that are sponsored by the Company and plans received on October 31, 2011 in connection with the Spin-off (together referred to as the “Direct Plans”) are accounted for as defined benefit pension and other postretirement plans. Accordingly, the funded or unfunded position of each Direct Plan is recorded on our Consolidated and Combined Balance Sheets. Actuarial gains and losses and prior service costs or credits that have not yet been recognized through income are recorded in accumulated other comprehensive income within equity, net of taxes, until they are amortized as a component of net periodic postretirement cost. The determination of benefit obligations and the recognition of expenses related to Direct Plans are dependent on various assumptions. The major assumptions primarily relate to discount rates, long-term expected rates of return on plan assets, rate of future compensation increases, mortality, termination, health care inflation trend rates and other factors. Management develops each assumption using relevant company experience in conjunction with market-related data for each individual country in which such plans exist. All actuarial assumptions are reviewed annually with third-party consultants and adjusted as necessary. For the recognition of net periodic postretirement cost, the calculation of the long-term expected return on plan assets is generally derived using a market-related value of plan assets based on yearly average asset values at the measurement date over the last five years. Actual results that differ from our assumptions are accumulated and amortized over the estimated future working life of the participants. The fair value of plan assets is determined based on market prices or estimated fair value at the measurement date.

Stock-Based Compensation

We recognize stock-based compensation expense primarily within SG&A based on the grant date fair value, net of an estimated forfeiture rate, for all share-based awards granted over the requisite service periods of the awards, which is generally equivalent to the vesting term.

Prior to October 31, 2011, all of our stock-based compensation expense was attributable to our participation in ITT long-term incentive plans. Expense recognized prior to October 31, 2011 was based on awards attributable to those plans.

Fair Value Measurements

We determine fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, a fair value hierarchy is applied which categorizes and prioritizes the inputs used to estimate fair value into three levels. The fair value hierarchy is based on maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Classification within the fair value hierarchy is based on the lowest level input that is significant to the fair value measurement. There are three levels of the fair value hierarchy. Level 1 input are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices (in non-active markets or in active markets for similar assets or liabilities), inputs other than quoted prices that are observable, and inputs that are derived principally from or corroborated by observable market data by correlation or other means. Level 3 inputs are unobservable inputs for the assets or liabilities.

In certain instances, fair value is estimated using quoted market prices obtained from external pricing services. In obtaining such data from the pricing service, the Company has evaluated the methodologies used to develop the estimate of fair value in order to assess whether such valuations are representative of fair value, including net asset value (NAV). Additionally, in certain circumstances, the NAV reported by an asset manager may be adjusted when sufficient evidence indicates NAV is not representative of fair value.

Commitments and Contingencies

We record accruals for commitments and loss contingencies for those which are both probable and the amount can be reasonably estimated. In addition, legal fees are accrued for cases where a loss is probable and the related fees can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount of loss. We review these accruals quarterly and adjust the accruals to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and other updated information.

Accruals for environmental matters are recorded on a site by site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our estimated liability is reduced to reflect the anticipated participation of other potentially responsible parties in those instances where it is probable that such parties are legally responsible and financially capable of paying their respective shares of the relevant costs. These accruals are adjusted quarterly as assessment and remediation efforts progress or as additional technical or legal information become available. Actual costs to be incurred at identified sites in future periods may vary from the estimates, given inherent uncertainties in evaluating environmental exposures. Accruals for environmental liabilities generally exclude claims for recoveries from insurance companies or other third parties and are reported in other non-current liabilities at undiscounted amounts.

Earnings Per Share

We have computed earnings per common share on the basis of the weighted average number of common shares, and, where dilutive, common share equivalents, outstanding during the indicated periods. On October 31, 2011, 184.6 shares of our common stock were distributed to ITT shareholders of record to complete our Spin-off from ITT. For comparative purposes, and to provide a more meaningful calculation of weighted average shares, we have assumed this amount to be outstanding as of the beginning of each period presented in our calculation of basic weighted average shares. In addition, for our dilutive weighted average share calculations, we have assumed the dilutive securities outstanding at October 31, 2011 were also outstanding at each of the prior periods presented.

Concentrations of Credit Risk

The U.S. government accounted for 82% and 84% of accounts receivable at December 31, 2011 and 2010, respectively. Because the Company’s accounts receivable are primarily with the U.S. Government, the Company does not have material credit risk exposure.

Derivative Financial Instruments

Our operations give rise to exposure to market risks from changes in foreign exchange rates. We may use derivative financial instruments to reduce the impact of changes in foreign exchange rates on our operating results. We do not hold or issue derivative financial instruments for trading or other speculative purposes. The effect of our derivative instruments on our Consolidated and Combined Financial Statements is immaterial for all periods presented.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

Description of Business and Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Description of Business and Summary of Significant Accounting Policies/Background, Basis of Presentation and Use of Estimates [Abstract]
Description of Business and Summary of Significant Accounting Policies/Background, Basis of Presentation and Use of Estimates

NOTE 1

Background, Basis of Presentation and Use of Estimates

Background

Exelis Inc. (“Exelis” or the “Company”) is a leader in Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) related products and systems and information and technical services, which it supplies to military, government and commercial customers in the United States and globally. Exelis provides mission-critical systems in the areas of integrated electronic warfare, sensing and surveillance, air traffic management, information and cyber-security, and networked communications. Exelis also has growing positions in composite aerostructures, logistics and technical services. The Company’s customers include the United States (U.S.) Department of Defense (DoD), including the U.S. Army, Navy, Marines and Air Force, and its prime contractors, U.S. Government intelligence agencies, National Aeronautics and Space Administration (NASA), Federal Aviation Administration (FAA), allied foreign governments and domestic and foreign commercial customers. As a prime contractor, subcontractor, or preferred supplier, Exelis participates in many high priority defense and non-defense programs in the United States. Exelis conducts most of its business with the U.S. Government, principally the DoD.

On October 31, 2011, ITT Corporation (“ITT”) completed the spin-off (the “Spin-off”) of Exelis and Exelis began operating as a stand-alone publicly traded corporation. Prior to the Spin-off, Exelis operated as the Defense and Information Solutions Segment of ITT.

Unless the context otherwise requires, references in these notes to “Exelis”, “we,” “us,” “our,” “the Company” and “our Company” refer to Exelis Inc. References in these notes to “ITT” or “parent” refer to ITT Corporation, an Indiana corporation, and its consolidated subsidiaries (other than Exelis), unless the context otherwise requires.

Basis of Presentation

The unaudited Condensed Consolidated and Combined Financial Statements included in this Form S-4 Registration Statement have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) and, in the opinion of management, reflect all adjustments (which include normal recurring adjustments) necessary for a fair presentation of the financial position, results of operations, and cash flows for the periods presented. Certain information and note disclosures normally included in financial statements prepared annually in accordance with accounting principles generally accepted in the United States of America (“GAAP”) have been condensed or omitted pursuant to such SEC rules. These financial statements should be read in conjunction with the audited Consolidated and Combined Financial Statements included in this Form S-4 Registration Statement and our Annual Report on Form 10-K for the year ended December 31, 2011. We believe that the disclosures included in this Form S-4 Registration Statement are adequate to make the information presented not misleading.

All significant intercompany transactions between our businesses have been eliminated. Prior to October 31, 2011, all significant intercompany transactions between us and ITT have been included in these financial statements and are considered to be effectively settled for cash in these financial statements at the time the transaction was recorded. The total net effect of the settlement of these intercompany transactions is reflected in the unaudited Condensed Consolidated and Combined Statements of Cash Flows as “Transfers to parent, net.”

These financial statements reflect the consolidated operations of Exelis as a separate stand-alone entity beginning on October 31, 2011. Periods presented prior to the Spin-off have been prepared on a stand-alone basis and are derived from the consolidated financial statements and accounting records of ITT and may not be indicative of the future performance of Exelis and do not necessarily reflect what the results of operations, financial position, and cash flows would have been had Exelis operated as a stand-alone company.

ITT used a centralized approach to cash management and financing of its operations, excluding debt where we were the legal obligor. Prior to October 31, 2011, the majority of our cash was transferred to ITT daily and ITT funded our operating and investing activities as needed. Cash transfers to and from ITT’s cash management accounts are reflected in the unaudited Condensed Consolidated and Combined Statements of Cash Flows as “Transfers to parent, net.”

Our quarterly financial periods end on the Saturday closest to the last day of the calendar quarter, except for the last quarterly period of the fiscal year, which ends on December 31st. For ease of presentation, the quarterly financial statements included herein are described as ending on the last day of the calendar quarter.

Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Estimates are revised as additional information becomes available. Estimates and assumptions are used for, but not limited to, revenue recognition, income tax contingency accruals and valuation allowances, fair value measurements, impairment of goodwill and other intangibles, postretirement obligations and certain contingent liabilities. Actual results could differ from these estimates.

During the performance of long-term sale contracts, estimated final contract prices and costs are reviewed periodically and revisions are made as required and recorded in income in the period in which they are determined. Changes in estimated revenues, cost of revenue and the related effect to operating income are recognized using a cumulative catch-up adjustment which recognizes in the current period the cumulative effect of the changes on current and prior periods based on a contract’s percent complete. For the three months ended March 31, 2012 and 2011 net favorable cumulative catch-up adjustments increased operating income by approximately $27 and $49, respectively, and diluted earnings per share by approximately $0.08 and $0.17, respectively.

NOTE 1

Description of Business and Summary of Significant Accounting Policies

Our business including separation from ITT Corporation

Exelis Inc. (“Exelis” or the “Company”) is a leader in Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) related products and systems and information and technical services, which it supplies to military, government and commercial customers in the United States and globally. Exelis provides mission-critical systems in the areas of integrated electronic warfare, sensing and surveillance, air traffic management, information and cyber-security, and networked communications. Exelis also has growing positions in composite aerostructures, logistics and technical services. The Company’s customers include the United States (U.S.) Department of Defense (DoD), including U.S. Army, Navy, Marines and Air Force, and its prime contractors, U.S. Government intelligence agencies, National Aeronautics and Space Administration (NASA), Federal Aviation Administration (FAA), allied foreign governments and domestic and foreign commercial customers. As a prime contractor, subcontractor, or preferred supplier, Exelis participates in many high priority defense and non-defense programs in the United States. Exelis conducts most of its business with the U.S. Government, principally the DoD. Exelis Inc. (f/k/a ITT DCO, Inc.) was incorporated in Indiana on May 4, 2011. The name of the Company was changed from ITT DCO, Inc. to Exelis Inc. on July 14, 2011.

On January 12, 2011, ITT Corporation (“ITT”) announced a plan to separate its Defense and Information Solutions segment (Exelis) from the remainder of its businesses through a pro rata distribution of common stock of an entity holding the assets and liabilities associated with the Defense and Information Solutions segment (“Spin-off”). On October 31, 2011, ITT completed the Spin-off of Exelis. Effective as of 12:01 a.m., Eastern time on October 31, 2011 (the “Distribution Date”), the common stock of Exelis was distributed, on a pro rata basis, to ITT’s shareholders of record as of the close of business on October 17, 2011 (the “Record Date”). On the Distribution Date, each of the shareholders of ITT received one share of Exelis common stock for every one share of common stock of ITT held on the Record Date. The Spin-off was completed pursuant to the Distribution Agreement, dated as of October 25, 2011, among ITT, Exelis and Xylem Inc. After the Distribution Date, ITT did not beneficially own any shares of Exelis common stock.

Our Registration Statement on Form 10 was declared effective by the U.S. Securities and Exchange Commission (SEC) on October 6, 2011. Our common stock began trading “regular-way” under the symbol “XLS” on the New York Stock Exchange on November 1, 2011. On October 31, 2011, ITT also completed its spin-off of Xylem Inc., which includes ITT’s water-related businesses.

Unless the context otherwise requires, references in these notes to “Exelis”, “we,” “us,” “our,” “the Company” and “our Company” refer to Exelis Inc. References in these notes to “ITT” or “parent” refers to ITT Corporation, an Indiana corporation, and its consolidated subsidiaries (other than Exelis), unless the context otherwise requires.

We have two segments: Our Command, Control, Communications, Computing, Intelligence, Surveillance and Reconnaissance (“C4ISR”) Electronics and Systems segment and our Information and Technical Services segment. Our C4ISR Electronics and Systems segment provides engineered electronic systems and equipment, including force protection, electronic warfare systems, reconnaissance and surveillance systems, and integrated structures. Our Information and Technical Services segment is a provider of logistics, infrastructure, and sustainment support, while also providing a diverse set of technical services.

Basis of Presentation and principles of consolidation and combination

The Consolidated and Combined Financial Statements reflect the consolidated operations of Exelis as a separate stand-alone entity beginning on October 31, 2011. Periods presented prior to the Spin-off have been prepared on a stand-alone basis and are derived from the consolidated financial statements and accounting records of ITT. The Consolidated and Combined Financial Statements reflect our financial position, results of operations and cash flows as we were historically managed, in conformity with accounting principles generally accepted in the United States (GAAP).

All significant intercompany transactions between our businesses have been eliminated. Prior to October 31, 2011, all significant intercompany transactions between us and ITT have been included in these financial statements and are considered to be effectively settled for cash in these financial statements at the time the transaction is recorded. The total net effect of the settlement of these intercompany transactions is reflected in the Consolidated and Combined Statements of Cash Flows as a financing activity and in the Consolidated and Combined Balance Sheets as “Parent company investment.”

Prior to October 31, 2011, our Consolidated and Combined Financial Statements include expenses of ITT allocated to us for certain functions provided by ITT, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, communications, ethics and compliance, shared services, employee benefits and incentives, insurance and stock-based compensation. These expenses have been allocated to us on the basis of direct usage when identifiable, with the remainder allocated on the basis of revenue, headcount or other measures. We consider the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to, or the benefit received by, us during the periods presented. The allocations may not, however, reflect the expense we would have incurred as an independent, publicly-traded company for the periods presented. Actual costs that may have been incurred if we had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure. Following our separation from ITT, we perform these functions using our own resources or purchased services. For an interim period, however, some of these functions will continue to be provided by ITT under transition services agreements and other commercial agreements.

ITT used a centralized approach to cash management and financing of its operations, excluding debt where we are the legal obligor. Prior to October 31, 2011, the majority of our cash was transferred to ITT daily and ITT funded our operating and investing activities as needed. Cash transfers to and from ITT’s cash management accounts are reflected in the Consolidated and Combined Balance Sheets as “Parent company investment.”

The Consolidated and Combined Financial Statements include certain assets and liabilities at December 31, 2010 that have historically been held at the ITT corporate level but are specifically identifiable or otherwise allocable to us. The cash and cash equivalents held by ITT at the corporate level were not specifically identifiable to Exelis and therefore were not allocated to us for any of the periods presented prior to the Spin-off. Prior to October 31, 2011, cash and cash equivalents in our balance sheets primarily represent cash held locally by entities included in our financial statements. ITT third-party debt and the related interest expense was not allocated to us for any of the periods presented prior to the Spin-off as we were not the legal obligor of the debt and the ITT borrowings were not directly attributable to our business.

We have evaluated all material events occurring subsequent to the financial statement date for recognition or disclosure through the date this prospectus was filed.

Principles of consolidation

Exelis consolidates companies in which it has a controlling financial interest or when Exelis is considered the primary beneficiary of a variable interest entity. We account for investments in companies over which we have the ability to exercise significant influence, but do not hold a controlling interest under the equity method, and we record our proportionate share of income or losses in the Consolidated and Combined Statements of Operations. The results of companies acquired or disposed of during the fiscal year are included in the Consolidated and Combined Financial Statements from the effective date of acquisition or up to the date of disposal.

Parent Company Equity

Parent company investment in the Consolidated and Combined Balance Sheets represents ITT’s historical investment in us in excess of our accumulated net income after taxes and the net effect of the transactions with and allocations from ITT.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Estimates are revised as additional information becomes available. Estimates and assumptions are used for, but not limited to, revenue recognition, income tax contingency accruals and valuation allowances, fair value measurements, impairment of goodwill and other intangibles, postretirement obligations and certain contingent liabilities. Actual results could differ from these estimates.

Business Combinations

Exelis allocates the purchase price of its acquisitions to the tangible and intangible assets acquired, liabilities assumed, and non-controlling interests acquired based on their estimated fair value at the acquisition date. The excess of the acquisition price over those estimated fair values is recorded as goodwill. Changes to the acquisition date fair values prior to the expiration of the measurement period, a period generally not to exceed 12 months from date of acquisition, are recorded as an adjustment to the acquired assets including goodwill. Changes to the acquisition date fair values after expiration of the measurement period are recorded in income. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred.

Revenue Recognition

As a defense contractor engaging in long-term contracts, the majority of our revenue is derived from long-term construction-type and production-type sales contracts and services provided to the federal government for which revenue is recognized under the percentage-of-completion method based on units of delivery, percentage of costs incurred to total costs, or the completion of scheduled performance milestones. For units of delivery, revenues and profits are recognized based upon the ratio of actual units delivered to estimated total units to be delivered under the contract. Under the cost-to-total cost method, revenue is recognized based upon the ratio of costs incurred to estimated total costs at completion. Revenue is recognized under the milestone method based upon accomplishing a clear deliverable output of contract performance with value to the customer. Revenue and profits on time-and-material type contracts are recognized based on billable rates times direct labor hours incurred plus material and other reimbursable costs incurred. The completed contract method is utilized when reasonable and reliable cost estimates for a project cannot be made. Amounts invoiced to customers in excess of revenue recognized are recorded as deferred revenue, until the revenue recognition criteria are satisfied. Revenue that is earned and recognized in excess of amounts invoiced is recorded as a component of Receivables, net.

During the performance of long-term sale contracts, estimated final contract prices and costs are reviewed periodically and revisions are made as required and recorded in income in the period in which they are determined. Additionally, the fees under certain contracts may be increased or decreased in accordance with cost or performance incentive provisions which measure actual performance against established targets or other criteria. Such incentive fee awards or penalties are included in revenue when there is sufficient information to reasonably assess anticipated contract performance. Amounts representing contract change orders, claims, requests for equitable adjustment, or limitations in funding on contracts are recorded only if it is probable the claim will result in additional contract revenue and the amounts can be reliably estimated. Provisions for estimated losses on uncompleted long-term contracts, are made in the period in which such losses are determined and are recorded as a component of costs of revenue. Changes in estimated revenues, cost of revenue and the related effect to operating income are recognized using a cumulative catch-up adjustment which recognizes in the current period the cumulative effect of the changes on current and prior periods based on a contract’s percent complete. In 2011, 2010 and 2009 net favorable cumulative catch-up adjustments increased operating income by approximately $143, $140 and $102 respectively and diluted earnings per share by approximately $0.46, $0.48 and $0.36, respectively.

To a lesser extent, we enter into contracts that are not associated with the design, development, manufacture, or modification of complex aerospace or electronic equipment and related services and for services to non-federal government customers. For such contracts, we recognize revenue at the time title and risks and rewards of ownership pass, which is generally when products are shipped, or as services are performed if there is persuasive evidence of an arrangement, the price is fixed and determinable and collectability is reasonably assured. For agreements that contain multiple deliverables, we allocate revenue across all identified units of accounting based on relative fair values and then recognize revenue when the appropriate revenue recognition criteria for the individual deliverables have been satisfied.

Research and Development

Expenditures for Company-sponsored research and development projects are expensed as incurred. Company-sponsored research and development costs charged to expense totaled approximately $99, $119 and $142 in 2011, 2010 and 2009, respectively. Costs we incur under customer-sponsored research and development programs pursuant to contracts are included in total revenue and cost of revenue.

Restructuring

We periodically initiate management approved restructuring activities to achieve cost savings through reduced operational redundancies and to strategically position ourselves in the market in response to prevailing economic conditions and associated customer demand. Costs associated with restructuring actions can include severance, infrastructure charges to vacate facilities or consolidate operations, contract termination costs and other related charges. For involuntary separation plans, a liability is recognized when it is probable and reasonably estimable. For voluntary separation plans, a liability is recognized when the employee irrevocably accepts the voluntary termination. For one-time termination benefits, such as additional severance pay or benefit payouts, and other exit costs, such as lease termination costs, the liability is measured and recognized initially at fair value in the period in which the liability is incurred, with subsequent changes to the liability recognized as adjustments in the period of change or if the employees are required to render services beyond a minimum retention period, the fair value of the severance or benefit payouts will be recognized ratably over the future service period.

Income Taxes

Prior to October 31, 2011, our income taxes as presented were calculated on a separate tax return basis and may not be reflective of the results that would have occurred on a standalone basis. With the exception of certain dedicated foreign entities, prior to the Spin-off, we did not maintain taxes payable to and from ITT and we were deemed to have settled the current tax balances annually at year-end or at Spin-off with the legal tax-paying entities in the respective jurisdictions. These settlements are reflected as changes in parent company investment. Our operations were included in ITT’s U.S. federal and state tax returns or non-U.S. jurisdictions tax returns prior to Spin-off. Subsequent to the Spin-off, we will file our own consolidated income tax returns and we will maintain taxes payable to and from federal and state taxing authorities.

We determine the provision for income taxes using the asset and liability approach. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities.

Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized. In assessing the need for a valuation allowance, we look to the future reversal of existing taxable temporary differences, taxable income in carryback years, the feasibility of tax planning strategies and estimated future taxable income. The valuation allowance can be affected by changes to tax laws, changes to statutory tax rates and changes to future taxable income estimates.

We provide for U.S. deferred taxes on the excess of financial reporting basis over the U.S. tax basis for our foreign earnings, when we do not plan to reinvest such earnings indefinitely outside the United States.

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the Consolidated and Combined Financial Statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

Foreign Currency Translation

The financial statements of consolidated and combined international businesses, for which the functional currency is not the U.S. dollar, are translated into U.S. dollars. Balance sheet accounts are translated at the exchange rate in effect at the end of each period; income statement accounts are translated at the average rates of exchange prevailing during the period. Gains and losses on foreign currency translations are reflected in accumulated other comprehensive loss. Net gains or losses from foreign currency transactions are reported in selling general and administrative expenses and have historically been immaterial.

Cash and Cash Equivalents

Exelis considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable include amounts billed and currently due from customers, unbilled costs and accrued profits primarily related to revenues on long-term contracts that have been recognized for accounting purposes but not yet billed to customers, certain estimated contract change amounts, claims or requests for equitable adjustment in negotiation that are probable of recovery, and amounts retained by the customer pending contract completion. We maintain an allowance for doubtful accounts to provide for the estimated amount of accounts receivable that will not be collected. The allowance is based upon an assessment of customer credit-worthiness, historical payment experience and the age of outstanding receivables.

Inventories

Inventories are stated at cost (first-in, first-out or average cost), but not in excess of realizable value. A write down for excess or inactive inventory is recorded based upon an analysis that considers current inventory levels, historical usage patterns, future sales expectations and salvage value.

Inventoried costs related to long-term contracts are stated at the actual production cost, including overhead and other related non-recurring costs incurred to date reduced by amounts identified with revenue recognized on units delivered or progress completed. Inventoried costs relating to long-term contracts and programs are reduced by charging any amounts in excess of estimated realizable value to costs of revenue.

Plant, Property and Equipment, Net

Plant, property and equipment, net are stated at cost less accumulated depreciation and amortization. Major improvements are capitalized at cost while expenditures for maintenance, repairs and minor improvements are expensed. We include gains and losses on the sales of plant, property and equipment that are allocable to our contracts in overhead as we generally can recover these costs through the pricing of products and services to the U.S. Government. For all other asset retirements, the assets and related accumulated depreciation and amortization are eliminated from the accounts and any resulting gain or loss is reflected in income.

Provisions for depreciation are generally computed using either an accelerated or straight-line method and are based on estimated useful lives as follows:

Years
Buildings and improvements	5-40
Machinery and equipment	2-10
Furniture and office equipment	3-7

Operating Leases

Many of the Company’s real property lease agreements contain incentives for tenant improvements, rent holidays, or rent escalation clauses. For incentives for tenant improvements, the Company records a deferred rent liability and amortizes the deferred rent over the term of the lease as a reduction to rent expense. For rent holidays and rent escalation clauses during the lease term, the Company records minimum rental expenses on a straight-line basis over the term of the lease. Leasehold improvements are amortized over the lesser of the remaining life of the lease or the estimated useful life of the improvement.

Capitalized Internal Use Software

Exelis capitalizes certain internal and external costs incurred to acquire or create internal use software, principally related to software coding, designing system interfaces and installation and testing of the software. Exelis amortizes capitalized internal use software costs using the straight-line method over the estimated useful life of the software, generally from three to seven years.

Long-Lived Asset Impairment

Long-lived assets, including other intangible assets with finite lives are tested for impairment whenever events or changes in circumstances indicate their carrying value may not be recoverable. We assess the recoverability of long-lived assets based on the undiscounted future cash flow the assets are expected to generate and recognize an impairment loss when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. When an impairment is identified, we reduce the carrying amount of the asset to its estimated fair value based on a discounted cash flow approach or, when available and appropriate, to comparable market values.

Goodwill and Other Intangible Assets

Goodwill represents purchase consideration paid in a business combination that exceeds the values assigned to the net assets of acquired businesses. Other intangible assets include customer relationships, proprietary technology, trademarks, patents and other intangible assets. Our other intangible assets have a finite life and are amortized on a straight-line basis over their estimated economic useful life, which generally range from 10-25 years, and are tested for impairment if indicators of impairment are identified.

Goodwill is not amortized, but instead is tested for impairment annually (or more frequently if impairment indicators arise, such as changes to the reporting unit structure, significant adverse changes in the business climate or an adverse action or assessment by a regulator). Goodwill has been assigned to our reporting units for purposes of impairment testing. We conduct our annual impairment testing on the first day of the fourth fiscal quarter. The impairment test is a two-step test. In the first step, the estimated fair value of each reporting unit is compared to the carrying value of the net assets assigned to that reporting unit. If the estimated fair value of the reporting unit exceeds its carrying value, goodwill is not impaired and the second step of the impairment test is not performed. If the carrying value of the reporting unit exceeds its estimated fair value, then the second step of the impairment test is performed in order to measure the impairment loss to be recorded. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, then we record an impairment loss equal to the difference. We estimate the fair value of our reporting units using an income approach. Under the income approach, we estimate fair value based on the present value of estimated future cash flows.

Postretirement Benefit Plans

Except as described separately below, prior to October 31, 2011, certain of our U.S. and U.K. salaried employees participated in defined benefit pension and other postretirement benefit plans (the “Shared Plans”) sponsored by ITT which included participants of other ITT subsidiaries. We accounted for such Shared Plans under a multiemployer benefit approach. Accordingly, we did not record an asset or liability to recognize the funded status of the Shared Plans. We recognized a liability only for any required contributions to the Plans that were accrued and unpaid at the balance sheet date. The related pension and other postretirement expenses were allocated to us based primarily on pensionable compensation of active participants and are reported in Selling, General and Administrative (“SG&A”) expense.

Plans that are sponsored by the Company and plans received on October 31, 2011 in connection with the Spin-off (together referred to as the “Direct Plans”) are accounted for as defined benefit pension and other postretirement plans. Accordingly, the funded or unfunded position of each Direct Plan is recorded on our Consolidated and Combined Balance Sheets. Actuarial gains and losses and prior service costs or credits that have not yet been recognized through income are recorded in accumulated other comprehensive income within equity, net of taxes, until they are amortized as a component of net periodic postretirement cost. The determination of benefit obligations and the recognition of expenses related to Direct Plans are dependent on various assumptions. The major assumptions primarily relate to discount rates, long-term expected rates of return on plan assets, rate of future compensation increases, mortality, termination, health care inflation trend rates and other factors. Management develops each assumption using relevant company experience in conjunction with market-related data for each individual country in which such plans exist. All actuarial assumptions are reviewed annually with third-party consultants and adjusted as necessary. For the recognition of net periodic postretirement cost, the calculation of the long-term expected return on plan assets is generally derived using a market-related value of plan assets based on yearly average asset values at the measurement date over the last five years. Actual results that differ from our assumptions are accumulated and amortized over the estimated future working life of the participants. The fair value of plan assets is determined based on market prices or estimated fair value at the measurement date.

Stock-Based Compensation

We recognize stock-based compensation expense primarily within SG&A based on the grant date fair value, net of an estimated forfeiture rate, for all share-based awards granted over the requisite service periods of the awards, which is generally equivalent to the vesting term.

Prior to October 31, 2011, all of our stock-based compensation expense was attributable to our participation in ITT long-term incentive plans. Expense recognized prior to October 31, 2011 was based on awards attributable to those plans.

Fair Value Measurements

We determine fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, a fair value hierarchy is applied which categorizes and prioritizes the inputs used to estimate fair value into three levels. The fair value hierarchy is based on maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Classification within the fair value hierarchy is based on the lowest level input that is significant to the fair value measurement. There are three levels of the fair value hierarchy. Level 1 input are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices (in non-active markets or in active markets for similar assets or liabilities), inputs other than quoted prices that are observable, and inputs that are derived principally from or corroborated by observable market data by correlation or other means. Level 3 inputs are unobservable inputs for the assets or liabilities.

In certain instances, fair value is estimated using quoted market prices obtained from external pricing services. In obtaining such data from the pricing service, the Company has evaluated the methodologies used to develop the estimate of fair value in order to assess whether such valuations are representative of fair value, including net asset value (NAV). Additionally, in certain circumstances, the NAV reported by an asset manager may be adjusted when sufficient evidence indicates NAV is not representative of fair value.

Commitments and Contingencies

We record accruals for commitments and loss contingencies for those which are both probable and the amount can be reasonably estimated. In addition, legal fees are accrued for cases where a loss is probable and the related fees can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount of loss. We review these accruals quarterly and adjust the accruals to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and other updated information.

Accruals for environmental matters are recorded on a site by site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our estimated liability is reduced to reflect the anticipated participation of other potentially responsible parties in those instances where it is probable that such parties are legally responsible and financially capable of paying their respective shares of the relevant costs. These accruals are adjusted quarterly as assessment and remediation efforts progress or as additional technical or legal information become available. Actual costs to be incurred at identified sites in future periods may vary from the estimates, given inherent uncertainties in evaluating environmental exposures. Accruals for environmental liabilities generally exclude claims for recoveries from insurance companies or other third parties and are reported in other non-current liabilities at undiscounted amounts.

Earnings Per Share

We have computed earnings per common share on the basis of the weighted average number of common shares, and, where dilutive, common share equivalents, outstanding during the indicated periods. On October 31, 2011, 184.6 shares of our common stock were distributed to ITT shareholders of record to complete our Spin-off from ITT. For comparative purposes, and to provide a more meaningful calculation of weighted average shares, we have assumed this amount to be outstanding as of the beginning of each period presented in our calculation of basic weighted average shares. In addition, for our dilutive weighted average share calculations, we have assumed the dilutive securities outstanding at October 31, 2011 were also outstanding at each of the prior periods presented.

Concentrations of Credit Risk

The U.S. government accounted for 82% and 84% of accounts receivable at December 31, 2011 and 2010, respectively. Because the Company’s accounts receivable are primarily with the U.S. Government, the Company does not have material credit risk exposure.

Derivative Financial Instruments

Our operations give rise to exposure to market risks from changes in foreign exchange rates. We may use derivative financial instruments to reduce the impact of changes in foreign exchange rates on our operating results. We do not hold or issue derivative financial instruments for trading or other speculative purposes. The effect of our derivative instruments on our Consolidated and Combined Financial Statements is immaterial for all periods presented.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

Recent Accounting Pronouncements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

NOTE 2

Recent Accounting Pronouncements

Recently Adopted Pronouncements

In September 2011, the FASB provided companies with the option to make an initial qualitative evaluation, based on the entity’s events and circumstances, to determine the likelihood of goodwill impairment. The results of this qualitative assessment determine whether it is necessary to perform the currently required two-step impairment test. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a company would be required to perform the two-step impairment test. The adoption of this guidance did not have a material impact on our financial condition, results of operations or cash flows.

In May 2011, the FASB issued guidance intended to achieve common fair value measurements and related disclosures between U.S. GAAP and international accounting standards. The amendments primarily clarify existing fair value guidance and are not intended to change the application of existing fair value measurement guidance. However, the amendments include certain instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. We adopted the new guidance on January 1, 2012. The adoption of this guidance did not have a material impact on our financial condition, results of operations or cash flows.

NOTE 2

Recent Accounting Pronouncements

In June 2011, and as amended in December 2011, the Financial Accounting Standards Board (FASB) issued new guidance on the presentation of comprehensive income that will require a company to present components of net income and other comprehensive income in one continuous statement or in two separate, but consecutive statements. There are no changes to the components that are recognized in net income or other comprehensive income under current GAAP. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, with early adoption permitted. The new guidance has been early adopted by the Company and the components of net income and other comprehensive income are presented in two separate, but consecutive statements for the years ended December 31, 2011, 2010 and 2009.

In December 2010, the FASB issued additional guidance applicable to the testing of goodwill for potential impairment. Specifically, for reporting units with zero or negative carrying amounts, an entity is required to perform the second step of the goodwill impairment test (a comparison between the carrying amount of a reporting unit’s goodwill to its implied fair value) if it is more likely than not that a goodwill impairment exists, considering any adverse qualitative factors. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. As of the date of our most recent goodwill impairment test, none of our reporting units would have been affected by the application of this guidance as each reporting unit had a carrying amount that exceeded zero.

In April 2010, the FASB issued authoritative guidance permitting use of the milestone method of revenue recognition for research or development arrangements that contain payment provisions or consideration contingent on the achievement of specified events. On January 1, 2011, we adopted the new guidance on a prospective basis. The adoption of this guidance did not have a material impact on our financial condition, results of operations or cash flows.

In October 2009, the FASB issued amended guidance on the accounting for revenue arrangements that contain multiple elements by eliminating the criteria that objective and reliable evidence of fair value for undelivered products or services needs to exist in order to be able to account separately for deliverables and eliminating the use of the residual method of allocating arrangement consideration. The amendments establish a hierarchy for determining the selling price of a deliverable and will allow for the separation of products and services in more instances than previously permitted. On January 1, 2011, we adopted the new guidance on a prospective basis. The adoption of this guidance did not have a material impact on our financial condition, results of operations or cash flows.

Pronouncements Not Yet Adopted

In September 2011, the FASB provided companies with the option to make an initial qualitative evaluation, based on the entity’s events and circumstances, to determine the likelihood of goodwill impairment. The results of this qualitative assessment determine whether it is necessary to perform the currently required two-step impairment test. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a company would be required to perform the two-step impairment test. This guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt this guidance on January 1, 2012; however, the requirements are not expected to have a material effect on the Company’s Consolidated and Combined Financial Statements.

In May 2011, the FASB issued guidance intended to achieve common fair value measurements and related disclosures between U.S. GAAP and international accounting standards. The amendments primarily clarify existing fair value guidance and are not intended to change the application of existing fair value measurement guidance. However, the amendments include certain instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This guidance is effective for the periods beginning after December 15, 2011, and early application is prohibited. We will adopt these amendments on January 1, 2012; however, the requirements are not expected to have a material effect on the Company’s Consolidated and Combined Financial Statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

NOTE 3

Acquisitions

We did not engage in any significant acquisitions during 2011 or 2009. During 2010, the Company acquired Creaso GmbH, as well as businesses from Echostorm and SRA AOS Group for an aggregate purchase price of approximately $29, net of cash acquired. The operating results of Echostorm and Creaso GmbH are reported in the C4ISR Electronics and Systems segment from the date of acquisition and SRA AOS Group is reported in the Information and Technical Services segment from the date of acquisition. The assets, liabilities and results of operations for each of the business acquired were not material to the Company.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

NOTE 4

Discontinued Operations

We did not engage in any divestiture actions that were material individually or in the aggregate to our results of operations or financial position, in either 2011 or 2009. During 2010, we sold CAS, Inc. (CAS), a component of our Information and Technical Services segment engaged in systems engineering and technical assistance for the U.S. Government. The sale of CAS was completed on September 8, 2010, resulting in the recognition of a $130 after-tax gain, reported as a component of income from discontinued operations within our Consolidated and Combined Statement of Operations. This transaction resulted in a tax benefit of $4, primarily due to the difference in the book and tax bases of CAS. Proceeds from the sale of CAS were $237, net of applicable direct transaction costs. Subsequent to this divestiture, we did not have any significant continuing involvement in the operations of CAS, nor did we have any significant continuing cash flows from CAS. Accordingly, the financial position, results of operations and cash flows from CAS are reported as a discontinued operation for all periods presented. The following table provides third-party revenue and operating income provided by CAS included within discontinued operations.

	Year Ended December 31,
	2011	2010	2009
Revenue	$—	$160	$231
Pre-tax operating income	—	13	15

Shareholders' Equity	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Capital Stock/Shareholders' Equity/Accumulated Other Comprehensive Loss [Abstract]
Shareholders' Equity

NOTE 4

Shareholders’ Equity

Capital Stock

As of March 31, 2012 and December 31, 2011, our authorized capital was comprised of 750 shares of common stock and 50 shares of preferred stock. As of March 31, 2012 and December 31, 2011, there were 186.5 and 186.2 shares of common stock ($0.01 par value in whole dollars), respectively, issued and outstanding. No preferred stock was issued and outstanding at March 31, 2012 and December 31, 2011.

Accumulated Other Comprehensive Loss

The following table provides the components of accumulated other comprehensive loss:

	March 31, 2012	December 31, 2011
Net foreign currency translation adjustments	$12	$7
Unamortized defined benefit plan costs, net of tax of $1,108 and $1,116, respectively	(1,649)	(1,662)

Total accumulated other comprehensive loss	$(1,637)	$(1,655)

Unamortized defined benefit plan costs consist primarily of actuarial loss, net of tax, totaling $1,642 and $1,656 as of March 31, 2012, and December 31, 2011, respectively. Net actuarial gains or losses principally arise from gains or losses on plan assets due to variations in the fair market value of the underlying assets and changes in the benefit obligation due to changes in actuarial assumptions.

The changes in unamortized defined benefit plan loss included in other comprehensive income in the unaudited Condensed Consolidated and Combined Statements of Comprehensive Income were reduced by tax of $8 and less than $1 for the three months ended March 31, 2012 and 2011, respectively.

Dividends

On February 22, 2012, the Board of Directors declared a cash dividend of $0.1033 per share, payable on April 1, 2012 to shareholders of record on March 16, 2012. We transferred $19 to the transfer agent prior to March 31, 2012 to fund this dividend payment.

NOTE 16

Capital Stock

In connection with the Spin-off, each of the shareholders of ITT received one share of Exelis common stock for every one share of common stock of ITT held on the Record Date resulting in the distribution of 184.6 shares of our common stock to ITT shareholders. As of December 31, 2011, our authorized capital was comprised of 750 shares of common stock and 50 shares of preferred stock. At December 31, 2011, there were 186.2 shares of common stock issued and outstanding. No preferred stock was issued and outstanding at December 31, 2011.

We issue shares of our common stock in connection with our 2011 Omnibus Incentive Plan. At December 31, 2011, 28.0 shares of common stock were reserved for issuance in connection with this Plan and we had a remaining balance of 13.8 shares of common stock available for future grants under this Plan.

On November 2, 2011, the Board of Directors declared a cash dividend of $0.1033 per share, payable on January 1, 2012 to shareholders of record on November 16, 2011. We transferred $19 to the transfer agent prior to December 31, 2011 to fund this dividend payment.

Restructuring and Asset Impairment Charges	12 Months Ended
Dec. 31, 2011
Restructuring and Asset Impairment Charges [Abstract]
Restructuring and Asset Impairment Charges

NOTE 5

Restructuring and Asset Impairment Charges

We have initiated various restructuring activities throughout the business during the past three years. The restructuring activities focus on various aspects of operations, including closing and consolidating certain manufacturing operations, rationalizing headcount, and aligning operations in the most strategic and cost-efficient structure. We did not have any individually significant restructuring activities in 2011 or 2009. During the first quarter of 2010, we initiated an action to realign our business to enable better product portfolio integration, encouraging a more coordinated market approach and reduced operational redundancies. As part of the strategic realignment of the business, the previous organizational structure, consisting of seven divisions, was consolidated into three larger divisions. The charges incurred during 2010 under this action primarily related to employee severance, and to a lesser extent, lease cancellation and other costs associated with three facilities that were substantially closed during 2010. The components of all restructuring costs are summarized in the table below.

	Year Ended December 31,
	2011	2010	2009
By components
Severance charges	$18	$30	$1
Other restructuring charges	7	6	5
Reversal of restructuring accruals	(2)	(2)	(1)

Total restructuring charges	23	34	5
Asset impairment charge	—	1	—

Restructuring and impairment charges, net	$23	$35	$5

By segment:
C4ISR Electronics and Systems	$23	$35	$3
Information and Technical Services	—	—	2

Total net restructuring and impairment charge	$23	$35	$5

The following table displays a roll-forward of the restructuring accruals, presented on our Consolidated and Combined Balance Sheets within accrued liabilities.

	Year Ended December 31,
	2011	2010
Balance at January 1,	$17	$4
Charges for plans initiated during the year	21	35
Charges for plans initiated in prior years	—	1
Cash payments	(19)	(21)
Reversal of accruals	(2)	(2)

Balance at December 31,	$17	$17

By accrual type:
Severance accrual	$14	$12
Facility carrying and other costs accrual	3	5
By segment:
C4ISR Electronics and Systems	$17	$17
Information and Technical Services	—	—

The following table displays a roll-forward of employee position eliminations associated with all restructuring activities:

	Year Ended December 31,
	2011	2010
Planned reductions at January 1,	24	—
Additional planned reductions	1,252	931
Actual reductions	(554)	(907)

Planned reductions at December 31,	722	24

The following table provides a roll-forward of the 2010 realignment activities restructuring accrual, including the related charges and payments.

	Year Ended December 31,
	2011	2010
Balance at January 1,	$9	$—
Restructuring charges	—	28
Cash payments	(7)	(18)
Reversal of accruals	(2)	(1)

Balance at December 31,	$—	$9

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

NOTE 5

Income Taxes

Effective Tax Rate

Prior to October 31, 2011, amounts presented in these financial statements related to income taxes have been determined on a separate return basis; however, our operating results have been included in ITT’s consolidated U.S. federal and state income tax returns. With the exception of certain dedicated foreign entities, we were deemed to settle the current tax balances at Spin-off and prior to the Spin-off annually at year-end with the legal tax-paying entities in the respective jurisdictions. The quarterly taxes payable balance is recorded in other accrued liabilities on the unaudited Condensed Consolidated and Combined Balance Sheet.

Our quarterly income tax expense is measured using an estimated annual effective tax rate, adjusted for discrete items within the period. The comparison of effective tax rates between periods is significantly affected by discrete items recognized during the periods, the level and mix of earnings by tax jurisdiction and permanent differences.

For the three months ended March 31, 2012, the Company recorded an income tax provision of $51 or 42.1% of income from continuing operations before income tax expense compared to $42 or 33.9% during the same prior year period. The effective tax rate varies from the federal statutory rate of 35% due to the unfavorable impact of state taxes offset by favorable impacts from the U.S. manufacturing deduction. The effective tax rate for the three months ended March 31, 2012 also included the unfavorable impact of nondeductible separation costs and discrete items related to the Spin-off. The 2011 effective tax rate benefited from the federal research and development tax credit, which expired at the end of 2011.

Uncertain Tax Positions

Under the Tax Matters Agreement entered into between Exelis and ITT in connection with the Spin-off, ITT agreed to assume liability up to a certain amount for U.S. federal, state or local income taxes that are determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. We remain responsible for certain foreign income taxes and any income taxes (primarily state taxes) that are not determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. With respect to future federal, state, and foreign income tax audits of pre Spin-off tax returns (other than separate returns of Exelis or Xylem Inc.), Exelis, ITT, and Xylem Inc. have generally agreed to share in any unfavorable tax audit liabilities over a specified threshold. ITT is responsible for liabilities below the threshold.

As of March 31, 2012 and December 31, 2011, we had no unrecognized tax benefits. We do not believe that unrecognized tax benefits will significantly increase within twelve months of the reporting date.

We classify interest relating to tax matters as a component of interest expense and tax penalties as a component of income tax expense in our unaudited Condensed Consolidated and Combined Statement of Operations. We did not have any interest accrued for tax matters as of March 31, 2012 and December 31, 2011.

NOTE 6

Income Taxes

Prior to October 31, 2011, amounts presented in these combined financial statements related to income taxes have been determined on a separate return basis, however our operating results have been included in ITT’s consolidated U.S. federal and state income tax returns. With the exception of certain dedicated foreign entities, we were deemed to settle the current tax balances at Spin-off and prior to the Spin-off annually at year-end with the legal tax-paying entities in the respective jurisdictions. The Spin-off and annual year-end settlements are reflected as changes in parent company investment in the Consolidated and Combined Balance Sheets.

The source of pre-tax income and the components of income tax expense are as follows:

	Year Ended December 31,
	2011	2010	2009
Income components
United States	$515	$672	$673
Foreign	22	24	27

Total pre-tax income	$537	$696	$700

Income tax expense components
Current income tax provision
United States – federal	$73	$176	$239
United States – state and local	10	24	27
Foreign	7	6	8

Total current income tax provision	90	206	274

Deferred income tax provision
United States – federal	115	40	(28)
United States – state and local	5	2	(5)
Foreign	1	—	—

Total deferred income tax provision	121	42	(33)

Total income tax expense	$211	$248	$241

Effective income tax rate	39.3%	35.6%	34.4%

A reconciliation of the tax provision at the U.S. statutory rate to the effective income tax rate as reported is as follows:

	Year Ended December 31,
	2011	2010	2009
Tax provision at U.S. statutory rate	35%	35.0%	35.0%
Foreign tax rate differential	0.1	(0.2)	(0.2)
Effect of repatriation of foreign earnings, net of tax credit	3.0	0.5	(0.2)
State and local income tax, net of federal benefit	2.9	3.7	3.2
Research credit	(1.0)	(1.0)	(1.1)
Tax examinations	—	(0.1)	—
Domestic manufacturing deduction	(1.2)	(2.7)	(2.7)
Other	0.5	0.4	0.4

Effective income tax rate	39.3%	35.6%	34.4%

Deferred tax assets and liabilities are determined on temporary differences between the financial reporting and tax bases of assets and liabilities, applying enacted tax rates for the year in which we expect the difference. Deferred tax assets and liabilities include the following:

	December 31,
	2011	2010
Deferred Tax Assets
Employee benefits	$862	$92
Accrued expenses	151	161
Loss carryforwards	25	3
Inventory	10	30
Credit carryforwards	4	1
Other	14	15

Subtotal	1,066	302
Valuation allowance	—	—

Total deferred tax assets	$1,066	$302

Deferred Tax Liabilities
Intangibles	$248	$251
Plant, property and equipment	75	59
Investment	—	7
Unbilled receivable	117	68
Foreign subsidiaries	13	—
Other	1	—

Total deferred tax liabilities	$454	$385

Deferred taxes in the Combined and Consolidated Balance sheets consist of the following:

	December 31,
	2011	2010
Current assets	$106	$121
Non-current assets	507	—
Other non-current liabilities	(1)	(204)

Net deferred tax Assets (liabilities)	$612	$(83)

In connection with the Spin-off, we have recorded $16 of income tax expense and $13 of deferred tax liability for the excess of the financial reporting basis over the tax basis for our foreign earnings, because we do not plan to reinvest such earnings indefinitely outside the United States. The tax exposure on the remaining foreign earnings that we plan to indefinitely reinvest overseas is not significant.

Our tax attributes available to reduce future taxable income begin to expire as follows:

Attribute	Amount	First Year of Expiration
U.S net operating losses	$60	December 31, 2031
State net operating losses	81	December 31, 2020
U.S. tax credits	4	December 31, 2020
State tax credits	6	December 31, 2018

As of December 31, 2011, no valuation allowance was established to reduce deferred tax assets related to certain U.S. state and foreign net operating losses as these losses are expected to be utilized in the future.

Shareholders’ equity at December 31, 2011 and 2010 reflects excess tax benefits related to stock-based compensation in 2011 and 2010 of approximately $2.

Uncertain Tax Benefits

We recognize tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the Consolidated and Combined Financial Statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Under the Tax Matters Agreement entered into between Exelis and ITT per the Spin-off, ITT agreed to assume liability up to a certain amount for U.S. federal, state or local income taxes that are determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. We remain responsible for certain foreign income taxes and any income taxes (primarily state taxes) that are not determined on a consolidated, combined, unitary or similar basis for each taxable period in which Exelis was included in such consolidated, combined, unitary or similar group with ITT. As a result of the indemnification, at Spin-off, Exelis reversed the recorded liability (including accrued interest) to ITT related to these tax positions in the amount of $21, with an offsetting adjustment to parent company equity. With respect to future federal, state, and foreign income tax audits of pre Spin-off tax returns (other than separate returns of Exelis or Xylem Inc.), Exelis, ITT, and Xylem Inc. have generally agreed to share in any unfavorable tax audit liabilities over a specified threshold. ITT is responsible for liabilities below the threshold.

A reconciliation of the beginning and ending amount of unrecognized tax benefits as follows:

	Year Ended December 31,
	2011	2010	2009
Unrecognized tax benefits at January 1,	$38	$48	$16
Additions for
Current year tax positions	2	4	30
Prior year tax positions	—	1	3
Reductions for
Indemnification	(21)	—	—
Prior year tax positions	(19)	(14)	(1)
Statute of limitations	—	(1)	—

Unrecognized tax benefits at December 31, 2011	$—	$38	$48

As of December 31, 2011, 2010 and 2009, the amount of unrecognized tax benefits, if recognized, that would affect the effective tax rate is $0, $18, and $18, respectively.

We do not believe that unrecognized tax benefits will significantly increase within twelve months of the reporting date. In prior years, unrecognized tax benefits were primarily related to tax years that remain subject to examination by the relevant taxing authorities. The following table summarizes ITT’s earliest open tax years by major jurisdiction:

Jurisdiction	Earliest Open Year
United Kingdom	2008
United States	2007

We classify interest relating to tax matters as a component of interest expense and tax penalties as a component of income tax expense in our Consolidated and Combined Statements of Operations. During 2011, 2010, and 2009, we recognized net interest expense of $0, $1, and $2 related to tax matters, respectively. As of December 31, 2011, 2010, and 2009, we had $0, $3, and $3 of interest accrued for tax matters, respectively.

Earnings Per Share	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

NOTE 3

Earnings Per Share

The following table sets forth the reconciliation of basic and diluted weighted average shares outstanding for our earnings per share calculations:

	Three Months Ended March 31,
	2012	2011
Weighted average common shares outstanding	185.2	184.6
Add: Weighted average restricted stock awards outstanding (a)	1.4	1.6

Basic weighted average common shares outstanding	186.6	186.2
Add: Dilutive impact of stock options	0.6	0.8
Add: Dilutive impact of restricted stock units	0.3	0.1

Diluted weighted average common shares outstanding	187.5	187.1

(a)	Restricted stock awards containing rights to non-forfeitable dividends which participate in undistributed earnings with common shareholders are considered participating securities for purposes of computing earnings per share.

For the three months ended March 31, 2011, basic and diluted earnings per common share were computed using the number of shares of our common stock outstanding on October 31, 2011, the date on which Exelis’ common stock was distributed to shareholders of ITT. In addition, for our dilutive weighted average share calculation, we have assumed the dilutive securities outstanding at October 31, 2011 were also outstanding for the three months ended March 31, 2011.

We excluded from our diluted share calculation for the three months ended March 31, 2012, 7.9 and 0.3 shares related to stock options and restricted stock units, respectively, as their effect would have been antidilutive.

NOTE 7

Earnings Per Share

The following table sets forth the reconciliation of basic and diluted weighted average shares outstanding for our earnings per share calculations for the following:

	Year Ended December 31,
	2011	2010	2009
Weighted average common shares outstanding	184.6	184.6	184.6
Add: Weighted average restricted stock awards outstanding (a)	1.6	1.6	1.6

Basic weighted average common shares outstanding	186.2	186.2	186.2
Add: Dilutive impact of stock options	0.4	0.8	0.8
Add: Dilutive impact of restricted stock units	0.1	0.1	0.1

Diluted weighted average common shares outstanding	186.7	187.1	187.1

(a)	Restricted stock awards containing rights to non-forfeitable dividends which participate in undistributed earnings with common shareholders are considered participating securities for purposes of computing earnings per share.

The table below provides a summary of securities that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share because to do so would have been anti-dilutive for the period presented.

	Year Ended December 31,
	2011	2010	2009
Anti-dilutive stock options	7.8	—	—
Anti-dilutive restricted stock units	0.9	—	—

For the years ended December 31, 2010 and 2009, basic and diluted earnings per common share were computed using the number of shares of our common stock outstanding on October 31, 2011, the date on which Exelis’s common stock was distributed to shareholders of ITT. In addition, for our dilutive weighted average share calculations, we have assumed the dilutive securities outstanding at October 31, 2011 were also outstanding at each of the prior periods presented.

Receivables, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Receivables, Net [Abstract]
Receivables, Net

NOTE 6

Receivables, Net

Receivables, net were comprised of the following:

	March 31, 2012	December 31, 2011
Billed receivables	$600	$463
Unbilled contract receivables	594	559
Other	96	42

Receivables, gross	1,290	1,064
Allowance for doubtful accounts	(4)	(3)

Receivables, net	$1,286	$1,061

Unbilled contract receivables represent revenue recognized on long-term contracts in excess of amounts billed as of the balance sheet date. We expect to bill and collect substantially all of the March 31, 2012 unbilled contract receivables during the next twelve months as scheduled performance milestones are completed or units are delivered.

Total billed receivables due from the U.S. Government, either directly or as a subcontractor with the Government, were $505 and $368 at March 31, 2012 and December 31, 2011, respectively. Because the Company’s receivables are primarily with the U.S. Government, the Company does not have a material credit risk exposure.

Other primarily includes amounts receivable from ITT and Xylem Inc. under various separation agreements related to the Spin-off.

NOTE 8

Receivables, Net

Receivables, net were comprised of the following:

	December 31,
	2011	2010
Billed receivables	$463	$598
Unbilled contract receivables	559	357
Other	42	3

Receivables, gross	1,064	958
Allowance for doubtful accounts	(3)	(4)

Receivables, net	$1,061	$954

Unbilled contract receivables represent revenue recognized on long-term contracts in excess of amounts billed as of the balance sheet date. We expect to bill and collect substantially all of the December 31, 2011 unbilled contract receivables during the next twelve months as scheduled billing milestones are completed or units are delivered.

Total billed receivables due from the U.S. Government, either directly or as subcontractor with the Government were $368 and $489 at December 31, 2011 and 2010, respectively. Because the Company’s receivables are primarily with the U.S. Government, the Company does not have a material credit risk exposure.

Inventories, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Inventories, Net [Abstract]
Inventories, Net

NOTE 7

Inventories, Net

Inventories, net were comprised of the following:

	March 31, 2012	December 31, 2011
Production costs of contracts in process	$294	$303
Less progress payments	(10)	(19)

Production costs of contracts in process, net	284	284
Product inventory	52	53

Inventories, net	$336	$337

Deferred production costs incurred on in-process and delivered units in excess of the aggregate estimated average cost of those units were $1 and $29 as of March 31, 2012 and December 31, 2011, respectively.

NOTE 9

Inventories, Net

Inventories, net were comprised of the following:

	December 31,
	2011	2010
Production costs of contract in process	$303	$216
Less progress payments	(19)	(25)

Production costs of contract in process, net	284	191
Product inventory	53	47

Inventories, net	$337	$238

Deferred production costs incurred on in-process and delivered units in excess of the aggregate estimated average cost of those units were $29 and $29 as of December 2011 and 2010, respectively.

Plant, Property and Equipment, Net	12 Months Ended
Dec. 31, 2011
Plant, Property and Equipment, Net [Abstract]
Plant, Property and Equipment, Net

NOTE 10

Plant, Property and Equipment, Net

Plant, property and equipment, net consisted of the following:

	December 31,
	2011	2010
Land and improvements	$22	$22
Buildings and improvements	352	315
Machinery and equipment	584	524
Furniture, fixtures and office equipment	92	79
Construction work in progress	72	72

Plant, property and equipment, gross	1,122	1,012
Less – accumulated depreciation	(628)	(554)

Plant, property and equipment, net	$494	$458

Capitalized software, net which is included in other non-current assets was $24 and $8 at December 31, 2011 and 2010, respectively. Depreciation and amortization expense of plant, property and equipment and capitalized software, net was $84, $78 and $75 in 2011, 2010 and 2009, respectively.

Goodwill and Other Intangible Assets, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Goodwill and Other Intangible Assets, Net [Abstract]
Goodwill and Other Intangible Assets, Net

NOTE 8

Goodwill and Other Intangible Assets, Net

Goodwill

As of March 31, 2012, goodwill was $2,154, which was unchanged from December 31, 2011. As of March 31, 2012 and December 31, 2011, goodwill for our C4ISR Electronics and Systems segment and our Information and Technical Services segment was $1,776 and $378, respectively.

Other Intangible Assets, Net

Information regarding our other intangible assets was as follows:

	March 31, 2012			December 31, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Intangibles	Gross Carrying Amount	Accumulated Amortization	Net Intangibles
Customer and distributor relationships	$515	$(320)	$195	$515	$(311)	$204
Proprietary technology	22	(15)	7	22	(15)	7
Patents and other	4	(4)	—	4	(4)	—

Other intangible assets, net	$541	$(339)	$202	$541	$(330)	$211

We amortize other intangible assets on a straight-line basis unless the pattern of usage of the benefits indicates an alternate method is more representative of the usage of the asset. Amortization expense related to other intangible assets for the three months ended March 31, 2012 and 2011 was $9 and $12, respectively.

Estimated amortization expense for the remaining nine months of 2012 and each of the five succeeding years and thereafter is as follows:

Remaining 2012	$28
2013	24
2014	21
2015	18
2016	16
2017 and thereafter	95

Total	$202

NOTE 11

Goodwill and Other Intangible Assets, Net

Goodwill

Changes in the carrying amount of goodwill for the years ended December 31, 2011 and 2010 by business segment are as follows:

	C4ISR Electronics and Systems	Information and Technical Services	Total
Balance at January 1, 2010	$1,758	$374	$2,132
Goodwill acquired, net	18	6	24

Balance at December 31, 2010	$1,776	$380	$2,156
Increase in Other Intangible Assets	—	(2)	(2)

Balance at December 31, 2011	$1,776	$378	$2,154

During 2011, the Company finalized its valuation of the purchase price and acquired intangible assets for SRA AOS which was acquired during the fourth quarter of 2010, resulting in a $2 increase in other intangible assets and a corresponding decrease in goodwill.

Goodwill of $76 was disposed of during 2010 related to the sale of CAS on September 8, 2010. Goodwill related to the CAS business was included in Discontinued Operations on the accompanying balance sheet. Goodwill acquired during 2010 primarily relates to the Echostorm acquisition.

Based on the results of our annual impairment tests, we determined that no impairment of goodwill existed as of the measurement date in 2011 or 2010. However, future goodwill impairment tests could result in a charge to income.

Other Intangible Assets, Net

Information regarding our other intangible assets is as follows:

	December 31, 2011			December 31, 2010
	Gross Carrying Amount	Accumulated Amortization	Net Intangibles	Gross Carrying Amount	Accumulated Amortization	Net Intangibles
Customer and distributor relationships	$515	$(311)	$204	$513	$(265)	$248
Proprietary technology	22	(15)	7	22	(13)	9
Patents and other	4	(4)	—	4	(3)	1

Other Intangible Assets, net	$541	$(330)	$211	$539	$(281)	$258

We amortize other intangible assets on a straight-line basis unless the pattern of usage of the benefits indicates an alternate method is more representative of the usage of the asset. Customer relationships, proprietary technology, and patents and other are amortized over weighted average lives of approximately 23 years, 8 years and 14 years, respectively. Amortization expense related to other intangible assets for 2011, 2010 and 2009 was $49, $61 and $82, respectively.

Estimated amortization expense for each of the five succeeding years is as follows:

2012	$38
2013	24
2014	21
2015	18
2016	16
2017 and thereafter	94

Other Intangible Assets, net	$211

Leases and Rentals	12 Months Ended
Dec. 31, 2011
Leases and Rentals [Abstract]
Leases and Rentals

NOTE 12

Leases and Rentals

Exelis leases certain offices, manufacturing buildings, land, machinery, automobiles, computers and other equipment primarily under operating leases. Our operating leases expire at various dates through 2022 and may include renewal and payment escalation clauses. Exelis often pays maintenance, insurance and tax expense related to leased assets. Rental expenses under our operating leases were $76, $70 and $69 for 2011, 2010 and 2009, respectively. The following is a schedule by years of future minimum lease payments required under operating leases that have initial or remaining non-cancellable lease terms in excess of one year as of December 31, 2011.

Operating leases
2012	$71
2013	64
2014	55
2015	36
2016	29
2017 and thereafter	69

Total minimum lease payments	$324

Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt [Abstract]
Debt

NOTE 9

Debt

Debt consisted of the following:

	March 31, 2012	December 31, 2011
Commercial paper	$265	$—
Credit facility	145	—

Total short-term debt	410	—
Long-term debt	650	650
Unamortized debt discounts	(1)	(1)

Total Long-term debt	649	649

Total debt	$1,059	$649

The following table provides a summary of interest rates, carrying amounts and estimated fair values of outstanding long-term debt:

		March 31, 2012		December 31, 2011
	Interest rate	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt
Senior notes (due 2016)	4.25	250	254	250	252
Senior notes (due 2021)	5.55	400	412	400	405

Total long-term debt		$650	$666	$650	$657

The fair value of our notes was determined using prices in secondary markets for identical securities (Level 2 inputs) obtained from external pricing sources. The carrying value of our commercial paper and borrowings under the Credit Facility approximates fair value because of the short-term duration of the borrowings.

Commercial Paper

The Company’s commercial paper program generally enables the Company to borrow short-term funds at competitive rates. The commercial paper program is fully supported by available borrowing capacity under our Credit Facility. As of March 31, 2012, the Company’s outstanding commercial paper had a weighted average interest rate of approximately 0.89% with a weighted average term of 29 days.

Credit Facility

The Company has a competitive advance and revolving credit facility agreement (“Credit Facility”) with a consortium of lenders, which is available for working capital, capital expenditures and other general corporate purposes. The Credit Facility provides for a four year maturity, expiring October 25, 2015, with a one year extension option upon satisfaction of certain conditions, and comprises an aggregate principal amount of up to $600 of (i) revolving extensions of credit (the “revolving loans”) outstanding at any time, (ii) competitive advance borrowing option which will be provided on an uncommitted competitive advance basis through an auction mechanism (the “competitive advances”), and (iii) letters of credit in a face amount up to $100 at any time outstanding. Subject to certain conditions, we are permitted to terminate permanently the total commitments and reduce commitments in minimum amounts of $10. We are also permitted, subject to certain conditions, to request that lenders increase the commitments under the facility by up to $200 for a maximum aggregate principal amount of $800. Voluntary prepayments are permitted in minimum amounts of $50.

At our election, the interest rate per annum applicable to the competitive advances is based on either (i) a Eurodollar rate determined by reference to LIBOR, plus an applicable margin offered by the lender making such loans and accepted by us or (ii) a fixed percentage rate per annum specified by the lender making such loans. At our election, interest rate per annum applicable to the revolving loans is based on either (i) a Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin or (ii) a fluctuating rate of interest (the “alternate base rate”) determined by reference to the greatest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) the federal funds effective rate plus one-half of 1% or (c) the Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, in each case, plus an applicable margin.

As of March 31, 2012, borrowings under the Credit Facility consisted of revolving loans with an interest rate of 3.35% based on the alternative base rate option, and there were no letters of credit outstanding under the Credit Facility. As of December 31, 2011, there were no borrowings or letters of credit outstanding under the under the Credit Facility.

The Credit Facility contains customary affirmative and negative covenants that, among other things, limits or restricts our ability to: incur additional debt or issue guarantees of indebtedness; create liens; enter into certain sale and lease-back transactions; merge or consolidate with another person; sell, transfer, lease or otherwise dispose of assets; liquidate or dissolve; and enter into restrictive covenants. Additionally, the ratio of combined total indebtedness to combined EBITDA (leverage ratio) cannot exceed 3.50 to 1.00 at any time.

The Credit Facility agreement contains customary events of default, including nonpayment of principal, interest, fees or other amounts; material inaccuracy of a representation or warranty when made; violation of a covenant; cross-default to material indebtedness; bankruptcy events; material judgments; certain ERISA events and change in control.

Senior Notes

In connection with the Spin-off, on September 20, 2011, the Company and ITT entered into an indenture with Union Bank, N.A., as trustee (the “Indenture”), related to the issuance by the Company of $250 aggregate principal amount of 4.25% senior notes due October 1, 2016 (the “2016 Notes”) and $400 aggregate principal amount of 5.55% senior notes due October 1, 2021 (the “2021 Notes” and together with the 2016 Notes, the “Notes”) in a private placement arrangement to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The public offering prices of the 2016 Notes and the 2021 Notes were 99.824% and 99.762%, respectively, of their principal amounts. Interest on the 2016 Notes and the 2021 Notes accrues from September 20, 2011 and is payable on April 1 and October 1 of each year, commencing on April 1, 2012. As of March 31, 2012 and December 31, 2011, accrued interest payable on the Notes, included in other accrued liabilities, was $18 and $9, respectively.

The Indenture includes covenants that restrict our ability to, subject to exceptions, incur indebtedness secured by liens or engage in sale and leaseback transactions. The Indenture also provides for customary events of default (subject, in certain cases, to receipt of notice of default and/or customary grace and cure periods), including but not limited to, (i) failure to pay interest for 30 days, (ii) failure to pay principal when due, (iii) failure to perform any other covenant in the Indenture for 90 days after receipt of notice from the trustee or from holders of 25% of the outstanding principal amount and (iv) certain events of bankruptcy, insolvency or reorganization of the Company.

The Notes shall be redeemable as a whole or in part, at the Company’s option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis at the Treasury Rate plus 50 basis points, plus in each case accrued and unpaid interest to the date of redemption. If a change of control triggering event occurs, as defined in the Indenture, we will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

On September 20, 2011, the Company entered into a registration rights agreement with the initial purchasers of the Notes (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement, to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes, as applicable, for new notes, with terms substantially identical in all material respects to the Notes, as applicable, and (ii) cause the registration statement to be declared effective under the Securities Act.

NOTE 13

Debt

Debt consisted of the following:

	December 31,
	2011	2010
Long-term debt	$650	$—
Unamortized debt discounts	(1)	—

Total long-term debt	$649	$—

Credit Facility

On October 25, 2011, we entered into a competitive advance and revolving credit facility agreement (“Credit Facility”) with a consortium of lenders including JP Morgan Chase Bank, N.A., as administrative agent, and Citibank, N.A. as syndication agent. The Credit Facility will be used for working capital, capital expenditures and other general corporate purposes. The Credit Facility provides for a four year maturity with a one year extension option upon satisfaction of certain conditions, and comprises an aggregate principal amount of up to $600 of (i) revolving extensions of credit (the “revolving loans”) outstanding at any time, (ii) competitive advance borrowing option which will be provided on an uncommitted competitive advance basis through an auction mechanism (the “competitive advances”), and (iii) letters of credit in a face amount up to $100 at any time outstanding. Subject to certain conditions, we will be permitted to terminate permanently the total commitments and reduce commitments in minimum amounts of $10. We will also be permitted, subject to certain conditions, to request that lenders increase the commitments under the facility by up to $200 for a maximum aggregate principal amount of $800. Voluntary prepayments will be permitted in minimum amounts of $50.

At our election, the interest rate per annum applicable to the competitive advances will be based on either (i) a Eurodollar rate determined by reference to LIBOR, plus an applicable margin offered by the lender making such loans and accepted by us or (ii) a fixed percentage rate per annum specified by the lender making such loans. At our election, interest rate per annum applicable to the revolving loans will be based on either (i) a Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin or (ii) a fluctuating rate of interest determined by reference to the greatest of (a) the prime rate of JPMorgan Chase Bank, N.A., (b) the federal funds effective rate plus one-half of 1% or (c) the Eurodollar rate determined by reference to LIBOR, adjusted for statutory reserve requirements, in each case, plus an applicable margin.

In connection with entering into the Credit Facility we pay certain customary and recurring fees with respect to the Credit Facility, including (i) fees on the commitments of the lenders under the revolving facility, (ii) administration fees and (iii) letter of credit participation fees on the aggregate face amounts of outstanding letters of credit, plus a customary fronting fee to the issuing bank.

The Credit Facility contains customary affirmative and negative covenants that, among other things, limits or restricts our ability to: incur additional debt or issue guarantees of indebtedness; create liens; enter into certain sale and lease-back transactions; merge or consolidate with another person; sell, transfer, lease or otherwise dispose of assets; liquidate or dissolve; and enter into restrictive covenants. Additionally, the credit facility agreement requires us not to permit the ratio of combined total indebtedness to combined EBITDA (leverage ratio) to exceed 3.50 to 1.00 at any time.

The Credit Facility agreement contains customary events of default, including nonpayment of principal, interest, fees or other amounts; material inaccuracy of a representation or warranty when made; violation of a covenant; cross-default to material indebtedness; bankruptcy events; material judgments; certain ERISA events and change in control.

As of December 31, 2011, there were no borrowings or letters of credit outstanding under the under the Credit Facility.

The following table provides a summary of our outstanding Notes with associated maturity dates and interest rates at December 31, 2011 and 2010. The fair value was determined using prices in secondary markets for identical securities (Level 2 inputs) obtained from an external pricing source.

		December 31,
		2011		2010
	Interest Rate	Carrying Value	Fair Value	Carrying Value	Fair Value
Maturity Date:
October 2016	4.25%	$250	$252	$—	$—
October 2021	5.55%	400	405	—	—

		$650	$657	$—	$—

Senior Notes

In connection with the Spin-off, on September 20, 2011, the Company and ITT entered into an indenture with Union Bank, N.A., as trustee (the “Indenture”), related to the issuance by the Company of $250 aggregate principal amount of 4.25% senior notes due October 1, 2016 (the “2016 Notes”) and $400 aggregate principal amount of 5.55% senior notes due October 1, 2021 (the “2021 Notes” and together with the 2016 Notes, the “Notes”) in a private placement arrangement to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The public offering prices of the 2016 Notes and the 2021 Notes were 99.824% and 99.762%, respectively, of their principal amounts. Interest on the 2016 Notes and the 2021 Notes accrue from September 20, 2011 and is payable on April 1 and October 1 of each year, commencing on April 1, 2012. The Notes were initially guaranteed on a senior unsecured basis by ITT, which guarantee was automatically and unconditionally terminated on October 31, 2011, in connection with the Spin-off.

In connection with the issuance of the Notes, we capitalized debt issuance costs of approximately $2 and $4 for the 2016 Notes and 2021 Notes, respectively, which are included in other non-current assets. The original debt discount of $0.4 and $1 for the 2016 and 2021 Notes, respectively, are included as a reduction to long-term debt. Both the debt issuance costs and the debt discount will be amortized over the life of the Notes. Accrued interest payable, included in other accrued liabilities was $3 and $6 on the 2016 Notes and 2021 Notes, respectively, at December 31, 2011.

The Indenture includes covenants that restrict our ability to, subject to exceptions, incur indebtedness secured by liens or engage in sale and leaseback transactions. The Indenture also provides for customary events of default (subject, in certain cases, to receipt of notice of default and/or customary grace and cure periods), including but not limited to, (i) failure to pay interest for 30 days, (ii) failure to pay principal when due, (iii) failure to perform any other covenant in the Indenture for 90 days after receipt of notice from the trustee or from holders of 25% of the outstanding principal amount and (iv) certain events of bankruptcy, insolvency or reorganization of the Company.

The Notes shall be redeemable as a whole or in part, at the Company’s option at any time and from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis at the Treasury Rate plus 50 basis points, plus in each case accrued and unpaid interest to the date of redemption. If a change of control triggering event occurs, as defined in the Indenture, we will be required to make an offer to purchase the Notes at a price equal to 101% of their principal amount plus accrued and unpaid interest to the date of repurchase.

On September 20, 2011, the Company entered into a registration rights agreement with the initial purchasers of the Notes (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement, to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes, as applicable, for new notes, with terms substantially identical in all material respects to the Notes, as applicable, and (ii) cause the registration statement to be declared effective under the Securities Act. If the exchange offer is not completed within 365 days after the issue date of the Notes, the Company will use its reasonable best efforts to file and to have declared effective a shelf registration statement relating to the resale of the Notes. If the Company fails to satisfy this obligation (a “registration default”) under the Registration Rights Agreement, the annual interest rate on the Notes will increase by 0.25%. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year. If the registration default is corrected, the applicable interest rate on such Notes will revert to the original level. If the Company must pay additional interest, the Company will pay it to the holders of the Notes in cash on the same dates that it makes other interest payments until the registration default is corrected.

In connection with the Spin-off, the Company used the net proceeds for the issuance of the Notes and borrowings under the Credit Facility to fund an $884 dividend to ITT (“ITT Dividend”). Under the Credit Facility, we borrowed $240 on October 28, 2011, which was repaid prior to December 31, 2011, to fund the remaining ITT Dividend not covered by the net proceeds from the Notes. The ITT Dividend payment is included in transfers to parent, net, in our Consolidated and Combined Statements of Cash Flows.

Postretirement Benefit Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Postretirement Benefit Plans [Abstract]
Postretirement Benefit Plans

NOTE 10

Postretirement Benefit Plans

The following table provides the components of net periodic benefit cost for our defined benefit plans, including pension plans and other employee-related benefit plans:

	Three Months Ended March 31,
	2012			2011
	Pension	Other Benefits	Total	Pension	Other Benefits	Total
Net periodic benefit cost
Service cost	$19	$1	$20	$2	$—	$2
Interest cost	66	6	72	5	1	6
Expected return on plan assets	(96)	(5)	(101)	(7)	—	(7)
Amortization of net actuarial loss	18	3	21	1	—	1
Amortization of prior service cost (credit)	1	(1)	—	—	—	—

Net periodic benefit cost	$8	$4	$12	$1	$1	$2

We contributed approximately $197 and $5 to our defined benefit pension plans during the three months ended March 31, 2012 and 2011, respectively. We currently anticipate making additional contributions of approximately $180 during the remainder of 2012.

NOTE 14

Postretirement Benefit Plans

Defined Contribution Plans

The Company sponsors, and prior to October 31, 2011 ITT sponsored, numerous defined contribution savings plans, which allow employees to contribute a portion of their pre-tax and/or after-tax income in accordance with specified guidelines. Several of the plans require us to match a percentage of the employee contributions up to certain limits, generally 2% to 6% of employee base pay. Matching contributions charged to income amounted to $35, $36 and $35 for 2011, 2010 and 2009, respectively. Effective January 1, 2012, the Company will increase the matching contributions and add base contributions, subject to certain limits, which total up to 7.5% of eligible pay for employees participating in our largest defined contribution plan, the Salaried Investment and Savings Plan.

The sponsorship of the Salaried Investment and Savings Plan was transferred from ITT to Exelis at Spin-off and Exelis became the new sponsor of the plan. All assets related to ITT and Xylem active employees in the Salaried Investment and Savings Plan were transferred to the ITT and Xylem plans as of December 14, 2011. The Exelis Stock Fund investment option is considered an Employee Stock Ownership Plan (ESOP). On December 31, 2011, approximately 6.7 shares of Exelis common stock were held in the Exelis Stock Fund. Participants in the Exelis Stock Fund may receive dividends in cash or may reinvest such dividends into the Stock Fund.

Defined Benefit Plans

Company employees participate in numerous defined benefit pension plans. Defined benefit pension benefits for most employees are based on the employee’s years of service and compensation. We fund these plans as required by statutory regulations and through discretionary contributions. Some Company employees also participate in other post-retirement benefit plans such as health care and life insurance plans.

In connection with the Spin-off, on October 31, 2011, ITT transferred to the Company certain defined benefit pension and other post-retirement benefit plans (“Transferred Plans”) most significantly the ITT Salaried Retirement Plan (U.S. SRP). As a result of this action, we assumed all liabilities and assets associated with the Transferred Plans and became the plans’ sponsor. The U.S. SRP is our largest defined benefit plan with assets valued at $3,472 and a projected benefit obligation of $5,118 as of December 31, 2011. The benefits for all current and former ITT and Xylem Inc. employees participating in the U.S. SRP were frozen at Spin-off.

Employees hired after September 30, 2011 are not eligible to participate in the U.S. SRP. Eligible employees were given a choice, effective January 1, 2012, to continue to accrue future benefits under the U.S. SRP or become eligible to receive enhanced employer contributions under the defined contribution plan, the Salaried Investment and Savings Plan (Retirement Choice). The U.S. SRP benefit obligations reported as of the December 31, 2011 measurement date reflect the Retirement Choice made by the plan’s eligible population. As a result of changes from the Retirement Choice and the Spin-off, effective January 1, 2012 the Company changed its policy for the U.S. SRP from amortizing the net actuarial losses over the average remaining service period of plan participants to amortizing the net actuarial losses over the average expected remaining life of plan participants, since it was determined that almost all of the plan participants in the U.S. SRP now have frozen benefits.

Balance Sheet Information

Amounts recognized in the Consolidated and Combined Balance Sheets for defined benefit pension plans and other employee-related benefit plans (collectively, postretirement benefit plans) reflect the funded status of the plans. The following table provides a summary of the funded status of our postretirement benefit plans and the presentation of such balances within our Consolidated and Combined Balance Sheets.

	December 31,
	2011			2010
	Pension	Other Benefits	Total	Pension	Other Benefits	Total
Fair value of plan assets	$3,780	$259	$4,039	$298	$—	$298
Projected benefit obligation	(5,705)	(526)	(6,231)	(386)	(99)	(485)

Funded status	$(1,925)	$(267)	$(2,192)	$(88)	$(99)	$(187)

Amounts reported within
Other non-current assets	$1	$—	$1	$7	$—	$7
Accrued liabilities	(12)	(32)	(44)	(2)	(8)	(10)
Non-current liabilities	$(1,914)	$(235)	$(2,149)	$(93)	$(91)	$(184)

A portion of our projected benefit obligation includes amounts that have not yet been recognized as expense in our results of operations. Such amounts are recorded within accumulated other comprehensive loss until they are amortized as a component of net periodic postretirement cost. The following table provides a summary of amounts recorded within accumulated other comprehensive loss at December 31.

	2011			2010
	Pension	Other Benefits	Total	Pension	Other Benefits	Total
Net actuarial loss (gain)	$2,621	$147	$2,768	$100	$(5)	$95
Prior service cost (benefit)	13	(3)	10	12	(3)	9

Total	$2,634	$144	2,778	$112	$(8)	$104

The following table provides a roll-forward of the projected benefit obligations for our postretirement benefit plans.

	Year Ended December 31,
	2011			2010
	Pension	Other Benefits	Total	Pension	Other Benefits	Total
Change in benefit obligation
Benefit obligation at January 1	$386	$99	$485	$368	$96	$464
Service cost	22	1	23	7	1	8
Interest cost	63	8	71	21	5	26
Amendments / other	12	—	12	2	—	2
Actuarial loss (gain)	149	(4)	145	15	4	19
Benefits paid	(81)	(16)	(97)	(27)	(7)	(34)
Liabilities assumed in connection with Spin-off	5,154	438	5,592	—	—	—

Benefit obligation at December 31	$5,705	$526	$6,231	$386	$99	$485

The following table provides a roll-forward of the plans assets and the ending funded status for our postretirement benefit plans.

	Year Ended December 31,
	2011			2010
	Pension	Other Benefits	Total	Pension	Other Benefits	Total
Change in plan assets
Plan assets at January 1	$298	$—	$298	$278	$—	$278
Actual return on plan assets	182	10	192	37	—	37
Employer contributions	87	—	87	6	—	6
Benefits paid	(74)	(9)	(83)	(23)	—	(23)
Assets transferred in connection with Spin-off	3,287	258	3,545	—	—	—

Plan assets at December 31,	$3,780	$259	$4,039	$298	$—	$298

Funded status at end of year	$(1,925)	$(267)	$(2,192)	$(88)	$(99)	$(187)

The accumulated benefit obligation for all defined benefit pension plans was $5,514 and $386 at December 31, 2011 and 2010, respectively. The following table provides information for pension plans with an accumulated benefit obligation in excess of plan assets.

	2011	2010
Projected benefit obligation	$5,665	$342
Accumulated benefit obligation	5,474	342
Fair value of plan assets	3,739	247

Income Statement Information

The following table provides the components of net periodic benefit cost and other amounts recognized in other comprehensive income for the years 2011, 2010 and 2009, as they pertain to our postretirement benefit plans. 2011 cost includes two full months for plans that were transferred to Exelis at Spin-off.

	Year Ended December 31,
	2011			2010			2009
	Pension	Other Benefits	Total	Pension	Other Benefits	Total	Pension	Other Benefits	Total
Net periodic benefit cost
Service cost	$22	$1	$23	$7	$1	$8	$6	$1	$7
Interest cost	63	8	71	21	5	26	21	6	27
Expected return on plan assets	(85)	(4)	(89)	(28)	—	(28)	(27)	—	(27)
Amortization of net actuarial loss (gain)	34	2	36	2	(1)	1	1	(1)	—
Amortization of prior service cost (credit)	2	(1)	1	1	(1)	—	2	3	5

Net periodic benefit cost	36	6	42	3	4	7	3	9	12

Effect of curtailments (1)	4	—	4	—	—	—	—	—	—

Total net periodic benefit cost(2)	$40	$6	$46	$3	$4	$7	$3	$9	$12

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Net actuarial loss (gain)	$57	$(10)	$47	$4	$4	$8	$(16)	$(9)	$(25)
Prior service cost (credit)	—	2	2	2	—	2	6	(8)	(2)
Amortization of net actuarial (loss) gain	(34)	(2)	(36)	(2)	1	(1)	—	(3)	(3)
Amortization of prior service (cost) credit	(2)	1	(1)	(2)	1	(1)	(2)	1	(1)

Total change recognized in other comprehensive income	21	(9)	12	2	6	8	(12)	(19)	(31)

Total impact from net periodic benefit cost and changes in other comprehensive income	$61	$(3)	$58	$5	$10	$15	$(9)	$(10)	$(19)

(1)	Curtailments due to Retirement Choice and headcount reductions from certain restructuring activities.
(2)	Includes $34 of net periodic benefit costs for the Transferred Plans from October 31, 2011 to December 31, 2011.

The following table provides the estimated net actuarial loss and prior service cost that will be amortized from accumulated other comprehensive loss into net periodic benefit cost during 2012.

	Pension	Other Benefits	Total
Net actuarial loss (gain)	$74	$14	$88
Prior service cost (credit)	2	(2)	—

Total	$76	$12	$88

Postretirement Benefit Plan Assumptions

The determination of the assumptions related to postretirement benefit plans are based on the provisions of the applicable accounting pronouncements, the review of various market data and discussion with our actuaries. Management develops each assumption using relevant company experience in conjunction with market-related data. Assumptions are reviewed annually and adjusted as necessary.

The following table provides the weighted-average assumptions used to determine projected benefit obligations and net periodic benefit cost, as they pertain to our defined benefit pension plans.

	Year Ended December 31,
	2011	2010
Obligation Assumptions
Discount rate	4.75%	5.62%
Rate of future compensation increase	3.75%	4.00%
Cost Assumptions(1)
Discount rate	5.62%	6.00%
Expected return on plan assets	9.00%	9.00%
Rate of future compensation increase	4.00%	4.00%

(1)	Cost assumptions for the current year are based on the prior year-end obligation assumptions.

The following table provides the weighted-average assumptions used to determine projected benefit obligations and net periodic benefit cost, as they pertain to other employee-related benefit plans.

	Year Ended December 31,
	2011	2010
Obligation Assumptions
Discount rate	4.50%	5.50%
Rate of future compensation increase	3.75%	4.00%
Cost Assumptions(1)
Discount rate	5.50%	6.00%
Rate of future compensation increase	4.00%	4.00%

(1)	Cost assumptions for the current year are based on the prior year-end obligation assumptions.

The expected long-term rate of return on assets reflects the expected returns for each major asset class in which the plans invest, the weight of each asset class in the target mix, the correlations among asset classes and their expected volatilities. Our expected return on plan assets is estimated by evaluating both historical returns and estimates of future returns. Specifically, the determination of the expected long-term rate of return takes into consideration; (1) the plan’s actual historical annual return on assets, net of fees, over the past 15, 20 and 25 year time periods, (2) independent estimates of future long-term asset class returns, weighted by the plan’s strategic target asset allocation and (3) historical broad market returns over long-term timeframes weighted by the plan’s strategic target asset allocation. Based on this approach, the estimate of the long-term annual rate of return on assets is 9.0%. For reference, our actual geometric average annual return on plan assets as of December 31, 2011 was 7.5%, 8.9% and 9.5%, for the past 15, 20, and 25 year periods, respectively.

The table below provides the actual rate of return generated on plan assets during each of the years presented, as they compare to the expected long-term return utilized in calculating the net periodic benefit costs.

	Year Ended December 31,
	2011	2010	2009
Expected rate of return on plan assets	9.0%	9.0%	9.0%
Actual rate of return on plan assets	(1.2)%	14.1%	24.1%

Health care plan assumptions

The assumed rate of future increases in the per capita cost of health care (the health care trend rate) is 7.3% for 2012, decreasing ratably to 5.0% in 2019. Increasing or decreasing the health care trend rates by one percent per year would not have a material effect on the benefit obligation or the aggregate annual service and interest cost components. To the extent that actual experience differs from these assumptions, the effect will be amortized over the average future service of the covered active employees.

Investment Policy

The investment strategy for managing postretirement benefit plan assets is to seek an optimal rate of return relative to an appropriate level of risk for each plan. Prior to October 31, 2011, most of the postretirement benefit plan assets were managed by ITT on a commingled basis in a master investment trust. Beginning on October 31, 2011, the Company manages most postretirement benefit plan assets, including assets from the Transferred Plans, on a commingled basis in a master investment trust. With respect to the master investment trust, previously ITT and now Exelis allows itself broad discretion to invest tactically to respond to changing market conditions, while staying reasonably within the asset allocation ranges prescribed by its investment guidelines. Under certain circumstances, ITT and now Exelis has the authority to temporarily waive the investment guidelines when determining the actual asset allocation ranges. In making these asset allocation decisions, previously ITT and now Exelis takes into account recent and expected returns and volatility of returns for each asset class, the expected correlation of returns among the different investments, as well as anticipated funding and cash flows. To enhance returns and mitigate risk, previously ITT and now Exelis diversifies its investments by strategy, asset class, geography and sector and engages a large number of managers to gain broad exposure to the markets, while historically generating excess-of-market returns and mitigating manager-concentration risk.

The following table provides the actual asset allocations and the related asset allocation ranges by asset category.

	2011	2010	Allocation Range
Domestic equities	25%	25%	25%-75%
Alternative investments	53%	47%	20%-45%
International equities	16%	18%	10%-45%
Fixed income	2%	2%	0%-60%
Cash and other	4%	8%	0%-30%

Fair Value of Plan Assets

The following is a description of the valuation methodologies and inputs used to measure fair value for major categories of investments.

•

Equities — Equities (including common and preferred shares, domestic listed and foreign listed, closed end mutual funds and exchange traded funds) are generally valued at the closing price reported on the major market on which the individual securities are traded at the measurement date. As all equity securities held by the Company are publicly traded in active markets, the securities are classified within Level 1 of the fair value hierarchy.

•

Open ended mutual funds, collective trusts and commingled funds — Open ended mutual funds, collective trusts and commingled funds are measured at NAV. These funds are generally classified within Level 2 of the fair value hierarchy.

•

Private equity — The valuation of limited partnership interests in private equity funds may require significant management judgment. The NAV reported by the asset manager is adjusted when it is determined that NAV is not representative of fair value. In making such an assessment, a variety of factors are reviewed, including, but not limited to, the timeliness of NAV as reported by the asset manager and changes in general economic and market conditions subsequent to the last NAV reported by the asset manager. These funds are generally classified within Level 3 of the fair value hierarchy. Future funding commitments to our private equity funds totaled $373 at December 31, 2011.

•

Hedge funds — The valuation of limited partnership interests in hedge funds may require significant management judgment. The NAV reported by the asset manager is adjusted when it is determined that NAV is not representative of fair value. In making such an assessment, a variety of factors are reviewed by management, including, but not limited to, the timeliness of NAV as reported by the asset manager and changes in general economic and market conditions subsequent to the last NAV reported by the asset manager. Depending on how quickly these investments can be redeemed and the extent of any adjustments to NAV, hedge funds are classified within either Level 2 (redeemable within 90 days) or Level 3 (redeemable beyond 90 days) of the fair value hierarchy.

The fair value of plan assets held by our defined benefit pension plans, by asset class and by fair value hierarchy level, at December 31 were as follows:

	2011				2010
	Total	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3
Asset Category
Equities	$1,684	$1,185	$278	$221	$129	$86	$26	$17
Private Equity(a)	1,312	—	52	1,260	88	—	11	77
Hedge Funds(b)	637	9	174	454	53	—	20	33
Cash, Commodities, Fixed Income and Other	406	1	340	65	28	1	23	4

Total (c)	$4,039	1,195	844	$2,000	$298	$87	$80	$131

(a)	Private equity includes a diversified range of strategies, including buyout funds, distressed funds, venture and growth equity funds and mezzanine funds.
(b)	Hedge funds include investments in hedge funds as well as funds of hedge funds. These funds employ a range of investment strategies that include fixed income arbitrage, distressed asset investments, global macro asset allocations, short and long equity investments, market neutral asset allocations and event-driven strategies.
(c)	The December 31, 2011 total includes $3,731 of assets attributable to the Transferred Plans.

The following table presents a reconciliation of the beginning and ending balances of fair value measurement within our pension plans using significant unobservable inputs (Level 3).

	Equity Securities	Private Equity	Hedge Funds	Commodities, Fixed Income and Other	Total
Level 3 balance — December 31, 2009	$14	$76	$33	$3	$126
Realized gains (losses), net	—	6	1	—	7
Unrealized gains (losses), net	3	3	2	—	8
Purchases/(sales), net	—	1	(3)	1	(1)
Transfers in (out), net	—	(9)	—	—	(9)

Level 3 balance — December 31, 2010	17	77	33	4	131
Realized gains (losses), net	(15)	34	(11)	—	8
Unrealized gains (losses), net	—	27	7	—	34
Purchases/(sales), net	(1)	(14)	(32)	2	(45)
Transfers in (out), net	36	83	26	—	145
Transfer in connection with Spin-off	184	1,053	431	59	1,727

Level 3 balance – December 31, 2011	$221	$1,260	$454	$65	$2,000

Contributions

Funding requirements under Internal Revenue Service rules are a major consideration in making contributions to our postretirement benefit plans. With respect to qualified pension plans, we intend to contribute annually not less than the minimum required by applicable law and regulations. We made total contributions of $87 and $6 to all of our defined benefit pension plans during 2011 and 2010, respectively, including a $50 voluntary contribution to the U.S. SRP in December 2011. We currently anticipate making total contributions to our defined benefit pension plans in the range of $320 to $370 during 2012.

Estimated Future Benefit Payments

The following table provides the projected timing of payments for benefits earned to date and the expectation that certain future service will be earned by current active employees for our postretirement benefit plans.

	Pension	Other Benefits
2012	$348	$38
2013	353	37
2014	357	37
2015	361	37
2016	374	36
2017 — 2021	1,892	187

ITT Pension and Other Postretirement Plans

Prior to October 31, 2011, certain U.S. and U.K. salaried employees participated in defined benefit pension and other postretirement plans sponsored by ITT Corporation (collectively, “Shared Plans”), which included participants of other ITT Corporation subsidiaries. The Company has recorded expense of $79, $57 and $29 for the years ended December 31, 2011, 2010 and 2009, respectively, to record its allocation of pension and other postretirement benefit costs related to the Shared Plans. The allocation of expense for the Shared Plans ended with the Spin-off and Exelis received most of the Shared Plans as part of the Transferred Plans. As of December 31, 2010, there were no required contributions outstanding.

As of December 31, 2010, the ITT defined benefit pension plans were approximately 80% funded. The most significant shared defined benefit pension plan was the U.S. SRP. As of December 31, 2010, Company employees and former employees represent 76% and 22% of total active and retired participants in the U.S. SRP, respectively. ITT Corporation made contributions to the U.S. SRP of $50 and $100 during 2010 and 2009, respectively, all of which were voluntary.

As of December 31, 2010, the other ITT postretirement benefit plans were approximately 60% funded. The ITT Salaried Postretirement Medical and Life Plans represent the most significant shared other postretirement benefit plans. As of December 31, 2010, Company employees and former employees represent 64% and 48% of total active and retired participants in the ITT Salaried Postretirement Medical and Life Plans, respectively. There were no contributions made to these plans during 2010 and 2009.

Long-Term Incentive Compensation	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Long-Term Incentive Compensation [Abstract]
Long-Term Incentive Compensation

NOTE 11

Long-Term Incentive Compensation

The Company maintains an equity incentive plan to govern awards granted to Exelis employees and directors under the prior ITT plans and to provide for awards, including non-qualified stock options (NQOs), restricted stock units (RSUs), total shareholder return (TSR) awards, and other awards that are granted to certain of our employees and directors.

Long-term incentive compensation costs are primarily recorded within selling, general and administrative (SG&A) expenses, and are reduced by an estimated forfeiture rate. The following table provides the impact of these costs in our unaudited Condensed Consolidated and Combined Statements of Operations:

	Three Months Ended March 31,
	2012	2011
Compensation cost on equity-based awards	$5	$2
Compensation cost on liability-based awards	—	1

Total compensation costs, pre-tax	$5	$3

Future tax benefit	$2	$1

At March 31, 2012, total unrecognized compensation costs related to non-vested NQOs, RSUs, TSR awards and restricted stock awards (RS) were $16, $29, $4 and $3, respectively, which are expected to be recognized ratably over a weighted-average period of 2.5 years, 2.7 years, 3.0 years and 1.0 years, respectively.

The following table provides a summary of the activities for NQOs and restricted stock, including RSUs and RS, for the three months ended March 31, 2012:

	Stock Options		Restricted Stock
	Shares	Weighted Average Exercise Price(a)	Shares	Weighted Average Grant Date Fair value (a)
Outstanding at January 1, 2012	10.59	$10.65	3.51	$10.93
Granted	3.00	11.19	1.14	11.18
Exercised	(1.39)	9.66	—	—
Vested	—	—	(0.76)	7.64
Canceled or expired	(0.05)	11.84	(0.03)	11.92

Outstanding at March 31, 2012	12.15	$10.89	3.86	$11.65

(a)	In whole dollars.

During the three months ended March 31, 2012, we granted long-term incentive awards to employees consisting of 3.0 NQOs and 1.1 RSUs with respective grant date fair values (in whole dollars) of $1.96 and $11.18. The NQOs vest annually in three equal installments and have a ten-year expiration period. RSUs vest on the completion of a three-year service period. We also granted TSR awards with an aggregate target value of $4 that are cash settled at the end of a three-year performance period.

The fair values of NQOs are estimated on the date of grant using the Black-Scholes model. The fair values of RSUs are determined based on the closing price of Exelis common stock on the date of grant. The fair values of TSR awards are measured quarterly based on the Company’s performance relative to the performance of a concentrated group of our peer companies and the S&P 1500 Aerospace and Defense index. Depending on the Company’s performance during the three-year performance period, payment can range from 0% to 200% of the target value.

The following table details the weighted average assumptions utilized in determining the fair value of the NQOs granted during the three months ended March 31, 2012.

Dividend yield	3.69%
Expected volatility	27.1%
Expected life (in years)	7.0
Risk-free rates	1.41%
Grant date fair value (in whole dollars)	$1.96

NOTE 15

Long-Term Incentive Compensation

The Company maintains an equity incentive plan (the “2011 Omnibus Incentive Plan” or the “Plan”) which became effective on October 31, 2011, following the Spin-off from ITT. ITT maintained similar plans, ITT 2003 Equity Incentive Plan and the ITT 1997 Long-Term Incentive Plan, which governed the awards granted to our employees and directors prior to the Spin-off. The 2011 Omnibus Incentive Plan was established to govern the awards granted to Exelis employees and directors under the prior ITT plans and provides for awards of non-qualified stock options and incentive stock options, restricted stock and restricted stock units, stock appreciations rights (SARs) and other awards that will be granted to certain of our employees and directors subsequent to the Spin-off. Under the Plan, there are 28.0 shares of common stock reserved and authorized for issuance. At December 31, 2011, there were 14.2 awards granted under the Plan with 13.8 shares remaining available for future awards.

Disclosures prior to October 31, 2011 represent our portion of the plans maintained by ITT in which our employees and directors participated. Equity awards granted prior to the Spin-off were denominated in ITT common shares. ITT’s long-term incentive award program was comprised of three components: non-qualified stock options (NQOs), restricted stock (RS) or restricted stock units (RSUs) and target cash awards called Total Shareholder Return (TSR) awards. We account for NQOs, RSUs and RS as equity-based compensation awards. TSR awards were cash settled and accounted for as liability-based compensation. On October, 31, 2011, ITT converted or adjusted outstanding NQOs, RSUs and RS to replacement awards denominated in Exelis common shares. TSR awards were settled in cash or converted to RSUs. The manner of conversion for each award reflected a mechanism intended to preserve the intrinsic value of each award, and generally on terms which were in all material respects identical to the terms of the awards it replaced. The fair value of the converted Exelis stock awards immediately following the Spin-off was higher than for the fair value of such awards immediately prior to the Spin-off. As a result, we incurred incremental compensation expense of approximately $2.3, which was recognized immediately.

Long-term incentive compensation costs for grants to employees are reduced by an estimated forfeiture rate, and are primarily recorded within SG&A expenses. These costs impacted our consolidated and combined results of operations as follows:

	Year Ended December 31,
	2011	2010	2009
Compensation costs on equity-based awards(1)	$18	$8	$7
Compensation costs on liability-based awards	—	(2)	2

Total compensation costs, pre-tax	$18	$6	$9

Future tax benefit	$7	$2	$3

(1)	Includes $2.3 incremental cost recognized resulting from the conversion or adjustment of outstanding NQOs in connection with the Spin-off.

At December 31, 2011, total unrecognized compensation cost related to non-vested NQOs, RSUs and RS awards was $11, $19 and $4, respectively, which are expected to be recognized ratably over a weighted-average period of 2.5 years, 3 years and 1 year, respectively.

Non-Qualified Stock Options

NQOs generally vest in one-third increments over three years following the date of grant and are exercisable for periods up to seven or ten-years from the date of grant at a price equal to the fair market value of common stock at the date of grant except for awards that were outstanding on October 31, 2011 and were revalued as a result of the Spin-off. Options granted between 2004 and 2009 were awarded with a term of seven years. Options granted prior to 2004 and after 2009 were awarded with a term of ten years. The NQOs outstanding at Spin-off retained the vesting schedule of the original ITT NQOs awards.

A summary of the status of our NQOs as of December 31, 2011, 2010 and 2009 and changes during the years then ended is presented below. Note that the activities presented for 2011 prior to the Spin-off, 2010 and 2009 represent the stock options held by Exelis employees under the ITT long-term incentive award program.

	Year Ended December 31,
	2011		2010		2009
Stock Options	Shares	Weighted- Average Exercise Price(b)	Shares	Weighted- Average Exercise Price(b)	Shares	Weighted- Average Exercise Price(b)
Outstanding at January 1,	1.82	$41.41	2.04	$38.97	2.07	$38.17
Granted	0.20	57.69	0.17	53.04	0.20	33.40
Exercised	(0.46)	39.08	(0.34)	31.31	(0.21)	24.01
Canceled or expired	(0.03)	48.08	(0.05)	47.51	(0.02)	49.82

Outstanding at Spin-off	1.53	$45.97	—	$—	—	$—
Conversion related to Spin-off(a)	5.16	—	—	—	—	—

Post Spin-off activities
Granted	3.98	10.95	—	—	—	—
Exercised	(0.08)	5.74	—	—	—	—

Outstanding at December 31,	10.59	$10.65	1.82	$41.41	2.04	$38.97

Options exercisable at December 31,	4.42	$9.89	1.52	$40.63	1.74	$38.65

(a)	The weighted average grant date fair value of the stock options converted is equal to the weighted average grant date fair value of such stock options prior to the Spin-off, reduced by the Spin-off conversion adjustment. Included in the conversion related to Spin-off are awards related to employees who transferred among ITT, Xylem Inc. and Exelis as a result of the Spin-off.
(b)	In whole dollars.

The intrinsic value of options exercised (which is the amount by which the stock price exceeded the exercise price of the options on the date of exercise) during 2011, 2010 and 2009 was $9, $7 and $5, respectively.

The following table summarizes information about stock options outstanding and exercisable as of December 31, 2011:

	Options Outstanding				Options Exercisable
Range of Exercise Prices (in whole dollars)	Number	Weighted- Average Remaining Contractual Life (in Years)	Weighted- Average Exercise Price	Aggregate Intrinsic Value	Number	Weighted- Average Remaining Contractual Life (In Years)	Weighted- Average Exercise Price	Aggregate Intrinsic Value
$ 5.74 – $8.68	2.11	2.62	$7.66	$2.94	1.67	2.20	$7.69	$2.27
$ 8.78 – $13.26	8.42	6.96	11.37	—	2.69	1.66	11.14	—
$ 15.04 – $15.12	0.06	3.10	15.07	—	0.06	3.10	15.07	—

	10.59	6.07	$10.65	$2.94	4.42	1.88	$9.89	$2.27

The aggregate intrinsic value in the preceding table represents the total pre-tax intrinsic value, based on Exelis’s closing stock price of $9.05 (in whole dollars) on December 31, 2011, which would have been received by the option holders had all option holders exercised their options as of that date. The number of options “out-of-the money” as of December 31, 2011, included as exercisable in the preceding table was 2.7.

As of December 31, 2011, the total number of stock options expected to vest (including those that have already vested) was 10.2. These stock options have a weighted-average exercise price of $10.63 (in whole dollars), an aggregate intrinsic value of $3 and a weighted average remaining contractual life of 5.95 years.

The fair value of the stock options granted prior to the Spin-off under the ITT long-term incentive award program were valued by ITT utilizing a binomial lattice pricing valuation model. The fair value of stock options granted by Exelis subsequent to the Spin-off was valued by Exelis utilizing a Black-Scholes valuation model. The Black-Scholes model was utilized subsequent to the Spin-off because the significant amount of detailed historical exercise behavior data required to develop appropriate assumptions required by a binomial lattice model does not exist specific to Exelis due to the Spin-off.

The following assumptions were utilized in deriving the fair value for NQOs granted from October 31, 2011 to December 31, 2011 under the Black-Scholes model, and for the years ended December 31, 2010 and 2009 under the lattice model.

	Year Ended December 31,
	2011	2010	2009
Dividend yield	3.77%	1.88%	2.54%
Expected volatility	27.1%	27.06%	38.77%
Expected life (in years)	7.0	7.0	4.7
Risk-free rates	1.51%	3.06%	2.20%
Weighted-average grant date fair value	$1.92	$14.50	$9.60

Black-Scholes. Dividend yield is based on the announced dividend as of the grant date annualized and divided by the grant date stock price. Volatility is based on daily average volatility of our peer group companies over 7 years, which is consistent with the expected term. Peer group companies were selected from companies with Exelis’s industry that most closely match our business, including size, diversification, customer base. The expected term of the stock option represents the estimated period of time until exercise and is based on the vesting period of the award and the estimated exercise patterns of employees. The risk-free rate is based on the United States Treasury stripped coupon rates with maturities corresponding to the expected term of 7 years, measured as of the grant date.

Lattice Model. Stock options granted prior to the Spin-off were calculated based on historical ITT employee exercise behavior. Expected volatilities were based on ITT’s historical stock price volatility and, implied volatilities derived from traded options on ITT’s stock. ITT used historical data to estimate option exercise and employee termination behavior within the valuation model. Employee groups and option characteristics were considered separately for valuation purposes. The expected life represented an estimate of the period of time options are expected to remain outstanding. The expected life provided above represents the weighted average of expected behavior for certain groups of employees who had historically exhibited different behavior. The risk-free rate was based on the U.S. Treasury yield curve in effect at the time of option grant.

Restricted Stock and Restricted Stock Units

Under the Plan, restricted stock and restricted stock units typically vest three years from the date of grant. Holders of restricted stock have the right to receive dividends and vote the shares. Restricted stock units accrue dividends; however the dividends are forfeited if the restricted stock units do not vest. Restricted stock units have no voting rights. If an employee leaves the Company prior to vesting, whether through resignation or termination for cause, the restricted stock or restricted stock unit is forfeited. If an employee retires or is terminated other than for cause, a pro rata portion of the restricted stock or restricted stock unit may vest. The restricted stock awards and restricted stock units outstanding at Spin-off retained the vesting schedule of the original ITT awards.

The table below provides a roll-forward of outstanding restricted stock and restricted stock units for each of the previous three years ended.

	Year Ended December 31,
	2011		2010		2009
Restricted Stock	Shares	Weighted Average Grant Date Fair Value(b)	Shares	Weighted Average Grant Date Fair Value(b)	Shares	Weighted Average Grant Date Fair Value(b)
Outstanding at January 1,	0.51	$45.17	0.46	$44.25	0.35	$53.98
Granted	0.18	57.52	0.20	53.06	0.23	33.86
Vested	(0.13)	50.18	(0.11)	55.89	(0.11)	52.81
Canceled	—	—	(0.04)	45.56	(0.01)	46.98

Outstanding at Spin-off	0.56	47.49	—	—	—	—
Conversion related to Spin-off(a)	1.93	—	—	—	—	—

Post Spin-off activities
Granted	1.02	10.95	—	—	—	—

Outstanding at December 31,	3.51	$10.93	0.51	$45.17	0.46	$44.25

(a)	The weighted average grant date fair value of the stock options converted is equal to the weighted average grant date fair value of such stock options prior to the Spin-off, reduced by the Spin-off conversion adjustment. Included in the conversion related to Spin-off are awards related to employees who transferred among ITT, Xylem Inc. and Exelis as a result of the Spin-off.
(b)	In whole dollars.

Total Shareholder Return Awards

Prior to October 31, 2011, TSR awards provided performance-based cash award incentives to our key employees. TSR awards were accounted for under stock-compensation principals of accounting as liability-based awards. The fair value of TSR awards was determined at the conclusion of the three-year performance period by measuring ITT’s relative total shareholder return performance against the total shareholder return performance of other stocks generally comprising the S&P Industrials Index, with the number of companies included in the applicable benchmark group ranging from 312 to 365 as of December 31, 2010.

In connection with the Spin-off, TSR awards were either settled in cash for the uncompleted performance period for the 2009 TSR awards, or replaced with RSUs for the remaining performance period for the 2010 and 2011 TSR awards. TSR awards granted during 2009 were settled in cash at value equal to the uncompleted portion at target, which totaled $0.1. TSR awards granted in 2010 and 2011 were converted to replacement RSUs equal to the unvested portion at target divided by the closing price of Exelis common stock on the date of grant. We granted 0.3 replacement RSUs on November 7, 2011, with weighted-average grant date fair value of $10.95. The replacement RSUs vest on December 31, 2013 and December 31, 2014.

Capital Stock	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Capital Stock/Shareholders' Equity/Accumulated Other Comprehensive Loss [Abstract]
Capital Stock

NOTE 4

Shareholders’ Equity

Capital Stock

As of March 31, 2012 and December 31, 2011, our authorized capital was comprised of 750 shares of common stock and 50 shares of preferred stock. As of March 31, 2012 and December 31, 2011, there were 186.5 and 186.2 shares of common stock ($0.01 par value in whole dollars), respectively, issued and outstanding. No preferred stock was issued and outstanding at March 31, 2012 and December 31, 2011.

Accumulated Other Comprehensive Loss

The following table provides the components of accumulated other comprehensive loss:

	March 31, 2012	December 31, 2011
Net foreign currency translation adjustments	$12	$7
Unamortized defined benefit plan costs, net of tax of $1,108 and $1,116, respectively	(1,649)	(1,662)

Total accumulated other comprehensive loss	$(1,637)	$(1,655)

Unamortized defined benefit plan costs consist primarily of actuarial loss, net of tax, totaling $1,642 and $1,656 as of March 31, 2012, and December 31, 2011, respectively. Net actuarial gains or losses principally arise from gains or losses on plan assets due to variations in the fair market value of the underlying assets and changes in the benefit obligation due to changes in actuarial assumptions.

The changes in unamortized defined benefit plan loss included in other comprehensive income in the unaudited Condensed Consolidated and Combined Statements of Comprehensive Income were reduced by tax of $8 and less than $1 for the three months ended March 31, 2012 and 2011, respectively.

Dividends

On February 22, 2012, the Board of Directors declared a cash dividend of $0.1033 per share, payable on April 1, 2012 to shareholders of record on March 16, 2012. We transferred $19 to the transfer agent prior to March 31, 2012 to fund this dividend payment.

NOTE 16

Capital Stock

In connection with the Spin-off, each of the shareholders of ITT received one share of Exelis common stock for every one share of common stock of ITT held on the Record Date resulting in the distribution of 184.6 shares of our common stock to ITT shareholders. As of December 31, 2011, our authorized capital was comprised of 750 shares of common stock and 50 shares of preferred stock. At December 31, 2011, there were 186.2 shares of common stock issued and outstanding. No preferred stock was issued and outstanding at December 31, 2011.

We issue shares of our common stock in connection with our 2011 Omnibus Incentive Plan. At December 31, 2011, 28.0 shares of common stock were reserved for issuance in connection with this Plan and we had a remaining balance of 13.8 shares of common stock available for future grants under this Plan.

On November 2, 2011, the Board of Directors declared a cash dividend of $0.1033 per share, payable on January 1, 2012 to shareholders of record on November 16, 2011. We transferred $19 to the transfer agent prior to December 31, 2011 to fund this dividend payment.

Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2011
Capital Stock/Shareholders' Equity/Accumulated Other Comprehensive Loss [Abstract]
Accumulated Other Comprehensive Loss

NOTE 17

Accumulated Other Comprehensive Loss

The components of accumulated other comprehensive loss, net of tax, included in stockholders’ and parent company equity are as follows:

	Currency Translation Adjustment	Investment Security	Benefit Plans	Accumulated Other Comprehensive Loss
Balance at December 31, 2009	$(6)	$11	$(63)	$(58)
Net actuarial gain arising during the year	—	—	(6)	(6)
Prior service credit arising during the year	—	—	(1)	(1)
Amortization of actuarial loss included in net periodic pension cost	—	—	1	1
Amortization of prior service cost included in net periodic pension cost	—	—	1	1
Foreign currency translation loss	(3)	—	—	(3)
Reclassification adjustment for gain realized in net income(a)	—	(5)	—	(5)
Unrealized holding gain arising during the year	—	3	—	3

Balance at December 31, 2010	$(9)	$9	$(68)	$(68)
Net actuarial loss arising during the year	—	—	(29)	(29)
Prior service cost arising during the year	—	—	(1)	(1)
Amortization of actuarial loss included in net periodic pension cost	—	—	22	22
Amortization of prior service cost included in net periodic pension cost	—	—	1	1
Transfer of postretirement benefit plans from ITT in connection with Spin-off	—	—	(1,587)	(1,587)
Conversion of parent company equity to cumulative translation adjustment	15	—	—	15
Foreign currency translation gain	1	—	—	1
Reclassification adjustment for gain realized in net income(a)	—	(8)	—	(8)
Unrealized holding loss arising during the year	—	(1)	—	(1)

Balance at December 31, 2011	$7	$—	$(1,662)	$(1,655)

(a)	The Company had an investment in marketable securities classified as available-for-sale. All unrealized gains and losses on available-for-sales securities were included as a component of accumulated other comprehensive income (loss), net of taxes, and were reclassified and recognized as realized gain (loss) in net income upon disposition. Our investment in available-for-sale securities was recorded at fair value. As at December 31, 2011 and 2010, investments in available-for-sale securities are $0 and $16, respectively.

The following table provides a summary of the changes in accumulated other comprehensive income (Loss) for the years ended December 31, 2011 and 2010:

	Year Ended December 31, 2011
	Pretax	Tax	After Tax
Changes in foreign exchange translation	$1	$—	$1
Changes in postretirement benefit plans	(12)	5	(7)
Conversion of parent company equity to cumulative translation adjustment	15	—	15
Changes in investment security	(15)	6	(9)
Transfer of pension from ITT in connection with spin-off	(2,661)	1,074	(1,587)

	$(2,672)	$1,085	$(1,587)

	Year Ended December 31, 2010
	Pretax	Tax	After Tax
Changes in foreign exchange translation	$(5)	$2	$(3)
Changes postretirement benefit plans	(8)	3	(5)
Changes in investment security	(3)	1	(2)

	$(16)	$6	$(10)

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions and Parent Company Equity

NOTE 12

Related Party Transactions

The unaudited Condensed Consolidated and Combined Financial Statements have been prepared on a stand-alone basis. However, prior to October 31, 2011, they were derived from the consolidated financial statements and accounting records of ITT.

Related Party Sales and Cost of Revenue

Historically, we sold certain inventory to other ITT businesses, which were included in total revenue and cost of product and service revenue in our unaudited Condensed Consolidated and Combined Statements of Operations. For the three months ended March 31, 2011, these amounts were not significant. The aggregate inventory on hand from other ITT businesses as of December 31, 2011 was not significant.

Allocation of General Corporate Expenses

Prior to October 31, 2011, these unaudited Condensed Consolidated and Combined Financial Statements included expense allocations for certain functions provided by ITT as well as other ITT employees not solely dedicated to Exelis, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, communications, ethics and compliance, shared services, employee benefits and incentives, and share-based compensation. During the three months ended March 31, 2011, we were allocated $28 of general corporate expenses incurred by ITT, which is included within SG&A expenses in our unaudited Condensed Consolidated and Combined Statements of Operations.

Separation Agreements

Following the Spin-off, Exelis and ITT began operating independently of each other, and neither has any ownership interest in the other. In order to govern certain ongoing relationships between Exelis and ITT following the Spin-off and to provide mechanisms for an orderly transition, on October 25, 2011, Exelis, ITT, and Xylem Inc. executed the various agreements that will govern the ongoing relationships between and among the three companies after the Spin-off and provide for the allocation of employee benefits, income taxes, and certain other liabilities and obligations attributable to periods prior to the Spin-off. The executed agreements include the Distribution Agreement, Benefits and Compensation Matters Agreement, Tax Matters Agreement, several real estate matters agreements, Master Transition Services Agreement and a number of on-going commercial relationships. The Distribution Agreement provides for certain indemnifications and cross-indemnifications among Exelis, ITT and Xylem Inc. The indemnifications address a variety of subjects, including indemnification by ITT of Exelis in respect of certain asserted and unasserted asbestos or silica liability claims. Certain intercompany work orders and/or informal intercompany commercial arrangements have been converted into third-party contracts based on ITT’s standard terms and conditions.

For the three months ended March 31, 2012, charges incurred as a result of the services provided to Exelis by ITT and Xylem Inc. under the transaction service agreements, net of costs passed through to third parties, were $0.6 and charges related to the these agreements for services provided by Exelis to ITT and Xylem Inc., net costs passed through to third parties, were $0.2. At March 31, 2012 and December 31, 2011, total payables due from Exelis to ITT and Xylem Inc. were $11 and $10, respectively, and total receivables due to Exelis from ITT and Xylem Inc. were $94 and $42, respectively.

NOTE 18

Related Party Transactions and Parent Company Equity

The Consolidated and Combined Financial Statements have been prepared on a stand-alone basis. However, prior to October 31, 2011, they were derived from the consolidated financial statements and accounting records of ITT.

Allocation of General Corporate Expenses

Prior to October 31, 2011 these Consolidated and Combined Financial Statements included expense allocations for certain functions provided by ITT as well as other ITT employees not solely dedicated to Exelis, including, but not limited to, general corporate expenses related to finance, legal, information technology, human resources, communications, ethics and compliance, shared services, employee benefits and incentives, and share-based compensation. We were allocated $102, $108 and $93, for the 10 months ended October 30, 2011, and the years ended December 31, 2010 and 2009, respectively, of general corporate expenses incurred by ITT which are included within SG&A expenses in the Consolidated and Combined Statements of Operations.

Related Party Sales

Historically, we sold certain inventory to other ITT businesses. Total revenue related to these related party sales totaled $1, $1 and $2 for the 10 months ended October 31, 2011 and the years ended December 31, 2010 and 2009, respectively, included in our consolidated and combined statements of operations. We also purchased inventories from other ITT businesses. We recognized cost of revenues from the inventory purchased from ITT of $2, $6, and $5 for the 10 months ended October 31, 2011 and the years ended December 31, 2010 and 2009, respectively. The aggregate inventory on hand of purchases from other ITT businesses as of October 31, 2011 and December 31, 2010 was not significant.

Following the Spin-off, Exelis and ITT began operating independently of each other, and neither has any ownership interest in the other. In order to govern certain ongoing relationships between Exelis and ITT following the Spin-off and to provide mechanisms for an orderly transition, on October 25, 2011, Exelis, ITT, and Xylem Inc. executed the various agreements that will govern the ongoing relationships between and among the three companies after the Spin-off and provide for the allocation of employee benefits, income taxes, and certain other liabilities and obligations attributable to periods prior to the Spin-off. The executed agreements include the Distribution Agreement, Benefits and Compensation Matters Agreement, Tax Matters Agreement, several real estate matters agreements, Master Transition Services Agreement and a number of on-going commercial relationships. The Distribution Agreement provides for certain indemnifications and cross-indemnifications among Exelis, ITT and Xylem Inc. The indemnifications address a variety of subjects, including indemnification by ITT of Exelis in respect of certain asserted and unasserted asbestos or silica liability claims. These indemnifications include claims relating to the presence or alleged presence of asbestos or silica in products manufactured, repaired or sold prior to the Distribution Date, subject to limited exceptions with respect to certain employee claims. These indemnifications also include claims relating to the presence or alleged presence of asbestos or silica in the structure or material of any building or facility, subject to exceptions with respect to employee claims relating to Exelis or Xylem Inc. buildings or facilities. The indemnifications are absolute and indefinite. The indemnification associated with pending and future asbestos and silica claims does not expire. Certain intercompany work orders and/or informal intercompany commercial arrangements have been converted into third-party contracts based on ITT’s standard terms and conditions. Subsequent to Spin-off and through December 31, 2011, charges incurred as a result of the services provided to Exelis by ITT and Xylem Inc. under the transaction service agreements, net of costs passed through to third parties, were $1 and charges related to the these agreements for services provided by Exelis to ITT and Xylem Inc., net costs passed through to third parties, were $0.4. At December 31, 2011, total payables due from Exelis to ITT and Xylem Inc. were $10 and total receivables due to Exelis from ITT and Xylem Inc. were $42.

Distribution Agreement

We entered into a Distribution Agreement with ITT and Xylem Inc. which sets forth our agreements with ITT and Xylem Inc. regarding the principal actions needed to be taken in connection with our Spin-off from ITT. It also set forth other agreements that govern certain aspects of our relationship with ITT and Xylem Inc. following the Spin-off including, but not limited to, transfer of assets and assumption of liabilities, indemnification, and release of claims. Pursuant to the terms of the Distribution Agreement, (i) Exelis and ITT effected certain transfers of assets and assumed certain liabilities so that Exelis and ITT retained both the assets of and liabilities associated with their respective businesses, (ii) subject to certain exceptions, all agreements, arrangements, commitments and undertakings, including all intercompany accounts payable or accounts receivable, including intercompany indebtedness were terminated, novated or otherwise satisfied, effective no later than the Distribution Date, and (iii) Exelis and ITT effected a pro rata distribution of our common stock to ITT shareholders.

Benefits and Compensation Matters Agreement

We entered into a Benefits and Compensation Matters Agreement with ITT and Xylem Inc. that governs the respective rights, responsibilities and obligations of ITT, Xylem Inc. and us after the Spin-off with respect to transferred employees, defined benefit pension plans, defined contribution pension plans, non-qualified pension plans, employee welfare benefit plans, incentive plans, corporate-owned life insurance, stock options, foreign benefit plans, director plans and collective bargaining agreements.

Intellectual Property License Agreement

We entered into a Transitional Trademark License Agreement with ITT pursuant to which ITT grants us the exclusive right to use the ITT name and trademark in our business for a three to five year transitional period until we phase out the use of such trademark in the operation of our business. We also entered into a Technology License Agreement with ITT and Xylem Inc. pursuant to which we have licensed on a non-exclusive basis certain of our intellectual property (excluding trademarks) existing as of the Distribution Date to ITT and Xylem Inc. and their respective affiliates and in turn, both ITT and Xylem Inc. and their respective affiliates granted reciprocal licenses to us, each for use in our respective businesses.

Tax Matters Agreement

We entered into a Tax Matters Agreement with ITT and Xylem Inc. that governs the respective rights, responsibilities and obligations of ITT, Xylem Inc. and us after the Spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. Federal, state, local and foreign income taxes, other tax matters and related tax returns. We have joint and several liability with ITT and Xylem Inc. to the IRS for the consolidated U.S. Federal income taxes of the ITT consolidated group relating to the taxable periods in which we were part of that group. However, the Tax Matters Agreement specifies the portion, if any, of this tax liability for which we bear responsibility, and ITT and Xylem Inc. agree to indemnify us against any amounts for which we are not responsible. The Tax Matters Agreement also provides special rules for allocating tax liabilities in the event that the Spin-off is determined not to be tax-free. The Tax Matters Agreement provides for certain covenants that may restrict our ability to pursue strategic or other transactions that otherwise could maximize the value of our business and may discourage or delay a change of control. For example, unless we (or ITT, as applicable) were to receive a supplemental private letter ruling from the IRS or an unqualified opinion from a nationally recognized tax advisor, or ITT and Xylem Inc. were to grant us a waiver, we would be restricted until 2 years after the Spin-off is consummated from entering into transactions which would result in an ownership shift in the Company of more than 35% (measured by vote or value) or divestitures of certain businesses or entities which could impact the tax-free nature of the Spin-off. Though valid as between the parties, the Tax Matters Agreement is not binding on the IRS.

Real Estate Matters

We entered into a Master Assignment and Assumption of Lease Agreement pursuant to which ITT assigns lease agreements currently held in the name of ITT or certain of its subsidiaries to the party occupying and operating the relevant leased premises. We entered into a Master Lease Agreement pursuant to which ITT leases certain real estate to or from Exelis that is currently owned by ITT but currently occupied and operated by one or both parties, in each case for a limited term. We entered into a Master Sublease Agreement pursuant to which ITT subleases certain real estate to or from Exelis that is currently leased by ITT, or certain of its subsidiaries, but currently occupied and operated by one or both parties, in each case for a limited term to help ensure an orderly transition. The real estate matters agreements help ensure an orderly transition following the Spin-off.

Master Transition Services Agreement

We entered into a Master Transition Services Agreement with ITT and Xylem Inc., under which each of ITT and Xylem Inc. or their respective affiliates provides us with certain services, and we provide each of ITT and Xylem Inc. certain services, including information technology, financial, procurement, human resource, benefits support and other specified services from ITT and Xylem Inc. and including information technology, human resources and other specified services to ITT and Xylem Inc. We expect these services will be initially provided at cost with scheduled, escalating increases up to 10% and these services are planned to extend for a period of 3 to 24 months in most circumstances.

Subcontract Pending Novation

We entered into a subcontract with ITT pending the U.S. Government’s agreement to novate all of the U.S. Government contracts under which Exelis is obligated to fulfill the remaining terms. Pursuant to the terms of the subcontract, ITT is obligated to deposit all proceeds it receives under such government contracts into a bank account controlled by Exelis. We will work diligently with the U.S. Government to finalize the novation of these contracts and do not expect any disruptions in our business as a result of this process.

Parent Company Equity

Net transfers (to)/from the parent are included within parent company investment on the Consolidated and Combined Statements of Shareholders’ and Parent Company Equity prior to October 31, 2011 and the years ended December 31, 2010 and 2009. The components of the net transfers (to)/from parent are as follows:

	October 31, 2011	December 31, 2010	December 31, 2009
Intercompany sales and purchases, net	$2	$5	$3
Intercompany dividends(1)	(887)	(13)	(18)
Cash pooling and general financing activities	(149)	(841)	(991)
Cash transfers for acquisitions, divestitures and investments	—	(213)	1
Corporate allocations including income taxes	188	315	367
Accumulated other comprehensive loss transferred in connection with Spin-off(2)	1,587	—	—
Net liabilities transferred in connection with Spin-off	(1,169)	—	—

Total Net Transfers to parent	$(428)	$(747)	$(638)

(1)	Primarily represents the dividend paid to ITT in connection with the Spin-off.
(2)	Transfer of postretirement benefit plans from ITT in connection with Spin-off.

The components of net assets and liabilities transferred from ITT in connection with the Spin-off were as follows:

October 31, 2011
Receivables, net	$1
Plant, property and equipment, net	7
Deferred income taxes	840
Other assets	14

Total assets transferred	$862

Postretirement benefit plans	$2,047
Other liabilities	(16)

Total liabilities transferred	$2,031

Net liabilities transferred in connection with Spin-off	$1,169

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

NOTE 13

Commitments and Contingencies

General

From time to time, we are involved in legal proceedings that are incidental to the operation of our businesses. Some of these proceedings seek remedies relating to environmental matters, personal injury claims, employment and pension matters, and commercial or contractual disputes, sometimes related to acquisitions or divestitures.

Although the ultimate outcome of any legal matter cannot be predicted with certainty, based on present information, including our assessment of the merits of the particular claim, we do not expect that any asserted or unasserted legal claims or proceedings, individually or in the aggregate, will have a material adverse effect on our cash flow, results of operations, or financial condition.

Environmental

In the ordinary course of business, we are subject to federal, state, local, and foreign environmental laws and regulations. We are responsible, or are alleged to be responsible, for ongoing environmental investigation and remediation of multiple sites. These sites are in various stages of investigation and/or remediation and in many of these proceedings our liability is considered de minimis. We have received notification from the U.S. Environmental Protection Agency, and from similar other environmental agencies, that a number of sites formerly or currently owned and/or operated by Exelis, and other properties or water supplies that may be or have been impacted from those operations, contain disposed or recycled materials or wastes and require environmental investigation and/or remediation. These sites include instances where we have been identified as a potentially responsible party under federal and state environmental laws and regulations.

Accruals for environmental matters are recorded on a site by site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our accrued liabilities for these environmental matters represent the best estimates related to the investigation and remediation of environmental media such as water, soil, soil vapor, air and structures, as well as related legal fees. These estimates, and related accruals, are reviewed quarterly and updated for progress of investigation and remediation efforts and changes in facts and legal circumstances. Liabilities for these environmental expenditures are recorded on an undiscounted basis.

It is difficult to estimate the final costs of investigation and remediation due to various factors, including incomplete information regarding particular sites and other potentially responsible parties, uncertainty regarding the extent of investigation or remediation and our share, if any, of liability for such conditions, the selection of alternative remedial approaches, and changes in environmental standards and regulatory requirements. We have estimated and accrued $29 as of March 31, 2012 and December 31, 2011 for environmental matters. In our opinion, the total amount accrued is appropriate based on existing facts and circumstances.

The following table illustrates the range of estimated loss and number of active sites for these environmental matters:

	March 31, 2012	December 31, 2011
Low-end range	$20	$20
High-end range	$52	$53
Number of active environmental investigations and remediation sites	22	23

U.S. Government Contracts, Investigations and Claims

The Company has U.S. Government contracts that are funded incrementally on a year-to-year basis. Changes in government policies, priorities or funding levels through agency or program budget reductions by the U.S. Congress or executive agencies could materially adversely affect the Company’s financial condition or results of operations. Furthermore, contracts with the U.S. Government may be terminated or suspended by the U.S. Government at any time, with or without cause. Such contract suspensions or terminations could result in unreimbursable expenses or charges or otherwise adversely affect the Company’s financial condition and/or results of operations.

Departments and agencies of the U.S. Government have the authority to investigate various transactions and operations of the Company, and the results of such investigations may lead to administrative, civil or criminal proceedings, the ultimate outcome of which could be fines, penalties, repayments or compensatory or treble damages. U.S. Government regulations provide that certain findings against a contractor may lead to suspension or debarment from future U.S. Government contracts or the loss of export privileges for a company or an operating division or subdivision. Suspension or debarment could have a material adverse effect on the Company because of its reliance on government contracts.

U.S. Government agencies, including the Defense Contract Audit Agency (DCAA) and others, routinely audit and review a contractor’s performance on government contracts, indirect rates and pricing practices, and compliance with applicable contracting and procurement laws, regulations and standards. Accordingly, costs billed or billable to the U.S. Government customers are subject to potential adjustment upon audit by such agencies. They also review the adequacy of the contractor’s compliance with government standards for its accounting and management internal control systems, including: control environment and overall accounting system, general information technology system, budget and planning system, purchasing system, material management and accounting system, compensation system, labor system, indirect and other direct costs system, billing system and estimating system. Audits currently underway include the Company’s control environment and overall accounting, billing, and indirect and other direct cost systems, as well as reviews of the Company’s compliance with certain U.S. Government Cost Accounting Standards.

From time to time, customers advise the Company of claims and penalties concerning certain potential disallowed costs. When such findings are presented, Exelis and the U.S. Government representatives engage in discussions to enable Exelis to evaluate the merits of these claims as well as to assess the amounts being claimed. Where appropriate, provisions are made to reflect the expected exposure to the matters raised by the U.S. Government representatives and such provisions are reviewed on a quarterly basis for sufficiency based on the most recent information available.

Indemnifications

As part of the Spin-off, Exelis, ITT and Xylem Inc. indemnify one another with respect to such parties’ assumed or retained liabilities under the Distribution Agreement and breaches of the Distribution Agreement or related Spin-off agreements. Exelis expects ITT and Xylem Inc. to fully perform under the terms of the Distribution Agreement and therefore we have not recorded a liability for matters for which we are indemnified. In addition, we are not aware of any claims or other circumstances that would give rise to material payments to ITT or Xylem Inc. under the indemnity that we provide.

Letters of Credit

In the ordinary course of business, we use standby letters of credit and guarantees issued by commercial banks and surety bonds issued by insurance companies, as well as self-guarantees, principally to guarantee our performance on certain contracts and to support our self-insured workers’ compensation plans. At March 31, 2012, there was an aggregate of approximately $98 surety bonds, guarantees and stand-by letters of credit outstanding.

Rabbi Trust

The Company maintains a grantor trust (“Rabbi Trust”) for the purpose of assisting the Company with the payment of certain nonqualified deferred compensation obligations in the event of a change in control of the Company. The Company is obligated to contribute an amount equal to 110 percent of the Company’s obligations under eight nonqualified deferred compensation plans at the time of an “Acceleration Event,” as defined in such plans and the Rabbi Trust.

NOTE 19

Commitments and Contingencies

General

From time to time, we are involved in legal proceedings that are incidental to the operation of our businesses. Some of these proceedings seek remedies relating to environmental matters, product liability, personal injury claims, employment and pension matters, and commercial or contractual disputes, sometimes related to acquisitions or divestitures. We will continue to defend vigorously against all claims.

Although the ultimate outcome of any legal matter cannot be predicted with certainty, based on present information, including our assessment of the merits of the particular claim, we do not expect that any asserted or unasserted legal claims or proceedings, individually or in the aggregate, will have a material adverse effect on our cash flow, results of operations, or financial condition.

Environmental

In the ordinary course of business, we are subject to federal, state, local, and foreign environmental laws and regulations. We are responsible, or are alleged to be responsible, for ongoing environmental investigation and remediation of multiple sites. These sites are in various stages of investigation and/or remediation and in many of these proceedings our liability is considered de minimis. We have received notification from the U.S. Environmental Protection Agency, and from similar environmental agencies, that a number of sites formerly or currently owned and/or operated by Exelis, and other properties or water supplies that may be or have been impacted from those operations, contain disposed or recycled materials or wastes and require environmental investigation and/or remediation. These sites include instances where we have been identified as a potentially responsible party under federal and state environmental laws and regulations.

Accruals for environmental matters are recorded on a site by site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. Our accrued liabilities for these environmental matters represent the best estimates related to the investigation and remediation of environmental media such as water, soil, soil vapor, air and structures, as well as related legal fees. These estimates, and related accruals, are reviewed quarterly and updated for progress of investigation and remediation efforts and changes in facts and legal circumstances. Liabilities for these environmental expenditures are recorded on an undiscounted basis.

It is difficult to estimate the final costs of investigation and remediation due to various factors, including incomplete information regarding particular sites and other potentially responsible parties, uncertainty regarding the extent of investigation or remediation and our share, if any, of liability for such conditions, the selection of alternative remedial approaches, and changes in environmental standards and regulatory requirements. We have estimated and accrued $29 and $22 as of December 31, 2011 and 2010, respectively, for environmental matters. In our opinion, the total amount accrued is appropriate based on existing facts and circumstances.

The following table illustrates the range of estimated loss and number of active sites for these environmental matters:

	Year Ended December 31,
	2011	2010
Low-end range	$20	$19
High end range	$53	$42
Number of active environmental investigation and remediation sites	23	22

U.S. Government Contracts, Investigations and Claims

The Company has U.S. Government contracts that are funded incrementally on a year-to-year basis. Changes in government policies, priorities or funding levels through agency or program budget reductions by the U.S. Congress or executive agencies could materially adversely affect the Company’s financial condition or results of operations. Furthermore, contracts with the U.S. Government may be terminated or suspended by the U.S. Government at any time, with or without cause. Such contract suspensions or terminations could result in unreimbursable expenses or charges or otherwise adversely affect the Company’s financial condition and/or results of operations.

Departments and agencies of the U.S. Government have the authority to investigate various transactions and operations of the Company, and the results of such investigations may lead to administrative, civil or criminal proceedings, the ultimate outcome of which could be fines, penalties, repayments or compensatory or treble damages. U.S. Government regulations provide that certain findings against a contractor may lead to suspension or debarment from future U.S. Government contracts or the loss of export privileges for a company or an operating division or subdivision. Suspension or debarment could have a material adverse effect on the Company because of its reliance on government contracts.

U.S. Government agencies, including the Defense Contract Audit Agency (DCAA) and others, routinely audit and review a contractor’s performance on government contracts, indirect rates and pricing practices, and compliance with applicable contracting and procurement laws, regulations and standards. Accordingly, costs billed or billable to the U.S. Government customers are subject to potential adjustment upon audit by such agencies. They also review the adequacy of the contractor’s compliance with government standards for its accounting and management internal control systems, including: control environment and overall accounting system, general information technology system, budget and planning system, purchasing system, material management and accounting system, compensation system, labor system, indirect and other direct costs system, billing system and estimating system. Audits currently underway include the Company’s control environment and overall accounting, billing, and indirect and other direct cost systems, as well as reviews of the Company’s compliance with certain U.S. Government Cost Accounting Standards.

From time to time, customers advise the Company of claims and penalties concerning certain potential disallowed costs. When such findings are presented, Exelis and the U.S. Government representatives engage in discussions to enable Exelis to evaluate the merits of these claims as well as to assess the amounts being claimed. Where appropriate, provisions are made to reflect the expected exposure to the matters raised by the U.S. Government representatives and such provisions are reviewed on a quarterly basis for sufficiency based on the most recent information available.

On March 27, 2007, ITT Corporation reached a settlement relating to an investigation of our Night Vision Division’s compliance with the International Traffic in Arms Regulations (ITAR) pursuant to which ITT pled guilty to two violations, based on the export of defense articles without a license and the omission of material facts in required export reports. ITT was assessed a total of $50 in fines, forfeitures and penalties. ITT also entered into a Deferred Prosecution Agreement with the U.S. Government which deferred action regarding a third count of violations related to ITAR pending implementation of a remedial action plan, including the appointment of an independent monitor. ITT was also assessed a deferred prosecution monetary penalty of $50 which is being reduced for monies spent, during the five-year period following the date of the Plea Agreement, to accelerate and further the development and fielding of advanced night vision technology. On April 12, 2011, the Department of Justice dismissed the deferred third count of the Deferred Prosecution Agreement. This dismissal terminates any further obligation of ITT and the Company under the Deferred Prosecution Agreement with the exception of the obligation to fulfill the $50 deferred prosecution monetary penalty as identified above. Management believes that this matter will not have a material adverse effect on our combined financial position, results of operations or cash flows.

Indemnifications

As part of the Spin-off, Exelis, ITT and Xylem Inc. indemnify one another with respect to such parties’ assumed or retained liabilities under the Distribution Agreement and breaches of the Distribution Agreement or related Spin-off agreements. ITT’s indemnification obligations include asserted and unasserted asbestos and silica liability claims that relate to the presence or alleged presence of asbestos or silica in products manufactured, repaired or sold prior to the Distribution Date, subject to limited exceptions with respect to certain employee claims, or in the structure or material of any building or facility, subject to exceptions with respect to employee claims relating to Exelis or Xylem Inc. buildings or facilities. The indemnifications are absolute and indefinite. The indemnification associated with pending and future asbestos claims does not expire. Exelis expects ITT and Xylem Inc. to fully perform under the terms of the Distribution Agreement and therefore we have not recorded a liability for matters for which we are indemnified. In addition, we are not aware of any claims or other circumstances that would give rise to material payments to ITT or Xylem Inc. under the indemnity that we provide.

Letters of Credit

In the ordinary course of business, we use standby letters of credit and guarantees issued by commercial banks and surety bonds issued by insurance companies, as well as self-guarantees, principally to guarantee our performance on certain contracts and to support our self-insured workers’ compensation plans. At December 31, 2011, there was an aggregate of approximately $101 surety bonds, guarantees and stand-by letters of credit outstanding.

Rabbi Trust

On November 2, 2011, the Company established a grantor trust (“Rabbi Trust”) for the purpose of assisting the Company with the payment of certain nonqualified deferred compensation obligations in the event of a change in control of the Company. The Company is obligated to contribute an amount equal to 110 percent of the Company’s obligations under eight nonqualified deferred compensation plans at the time of an “Acceleration Event,” as defined in such plans and the Rabbi Trust.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Information [Abstract]
Segment Information

NOTE 14

Segment Information

The Company’s segments are reported on the same basis used internally for evaluating performance and for allocating resources. We operate in two segments: C4ISR Electronics and Systems and Information and Technical Services. Assets of the business segments exclude general corporate assets, which principally consist of cash, deferred tax assets, certain plant, property, and equipment, and certain other assets.

C4ISR Electronics and Systems

This segment provides communications, sensing and surveillance, space and advanced engineering equipment and systems for government and commercial customers around the world.

Information and Technical Services

This segment provides a broad range of systems integration, operations, sustainment, advanced engineering, logistics, space launch and range-support solutions for a wide variety of U.S. military and government agency customers

	Three Months Ended March 31,
	2012			2011
	Product Revenue	Service Revenue	Total Revenue	Product Revenue	Service Revenue	Total Revenue
C4ISR Electronics and Systems	$653	$—	$653	$685	$—	$685
Information and Technical Services	—	768	768	—	663	663
Eliminations	—	—	—	(2)	(2)	(4)

Total	$653	$768	$1,421	$683	$661	$1,344

	Three Months Ended March 31,
	2012	2011
Operating Income
C4ISR Electronics and Systems	$91	$79
Information and Technical Services	47	35

Total Operating Income	$138	$114

	Three Months Ended March 31,
	2012	2011
Operating Margin
C4ISR Electronics and Systems	13.9%	11.5%
Information and Technical Services	6.1%	5.3%
Total Operating Margin	9.7%	8.5%

	March 31, 2012	December 31, 2011
Assets
C4ISR Electronics and Systems	$3,199	$3,168
Information and Technical Services	1,326	1,186
Corporate and Other	824	745

Total Assets	$5,349	$5,099

NOTE 20

Segment Information

The Company’s segments are reported on the same basis used internally for evaluating performance and for allocating resources. We operate in two segments: C4ISR Electronics and Systems and Information and Technical Services. Assets of the business segments exclude general corporate assets, which principally consist of cash, deferred tax assets, certain plant, property, and equipment, and certain other assets.

C4ISR Electronics and Systems

This segment provides communications, sensing and surveillance, space and advanced engineering equipment and systems for government and commercial customers around the world.

Information and Technical Services

This segment provides a broad range of systems integration, operations, sustainment, advanced engineering, logistics, space launch and range-support solutions for a wide variety of U.S. military and government agency customers.

	2011			2010			2009
	PRODUCT REVENUE	SERVICE REVENUE	TOTAL REVENUE	PRODUCT REVENUE	SERVICE REVENUE	TOTAL REVENUE	PRODUCT REVENUE	SERVICE REVENUE	TOTAL REVENUE
C4ISR Electronic and Systems	$2,817	$—	$2,817	$3,608	$—	$3,608	$3,795	$—	$3,795
Information and Technical Services	—	3,022	3,022	—	2,303	2,303	—	2,291	2,291
Eliminations	—	—	—	(12)	(8)	(20)	(16)	(9)	(25)

Total	$2,817	$3,022	$5,839	$3,596	$2,295	$5,891	$3,779	$2,282	$6,061

	OPERATING INCOME			OPERATING MARGIN
	2011	2010	2009	2011	2010	2009
C4ISR Electronic and Systems	$385	$563	$563	13.7%	15.6%	14.8%
Information and Technical Services	150	126	139	5.0%	5.5%	6.1%

Total	$535	$689	$702	9.2%	11.7%	11.6%

	TOTAL ASSETS		PLANT, PROPERTY & EQUIPMENT
	2011	2010	2011	2010
C4ISR Electronic and Systems	$3,168	$3,187	$326	$322
Information and Technical Services	1,186	983	157	134
Corporate and Other	745	125	11	2

Total	$5,099	$4,295	$494	$458

	CAPITAL EXPENDITURES			DEPRECIATION & AMORTIZATION
	2011	2010	2009	2011	2010	2009
C4ISR Electronic and Systems	$51	$56	$71	$112	$123	$144
Information and Technical Services	43	52	50	19	15	12
Corporate and Other	1	—	1	2	1	1

Total	$95	$108	$122	$133	$139	$157

Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2011
Selected Quarterly Financial Data (Unaudited) [Abstract]
Selected Quarterly Financial Data (Unaudited)

NOTE 21

Selected Quarterly Financial Data (Unaudited)

The following table comprises selected financial data for the years ended December 31, 2011 and 2010.

	2011 QUARTERS				2010 QUARTERS
	FIRST	SECOND	THIRD	FOURTH	FIRST	SECOND	THIRD	FOURTH
Total revenue	$1,344	$1,485	$1,530	$1,480	$1,390	$1,504	$1,362	$1,635
Selling, general and administrative expenses	140	139	150	137	138	126	125	136
Income from continuing operations	82	79	101	64	82	117	108	141
Income from discontinued operations, net of tax(1)	—	—	—	—	3	3	144	(11)
Net income	82	79	101	64	85	120	252	130
Basic earnings per share
Continuing operations	$0.44	$0.42	$0.54	$0.34	$0.44	$0.63	$0.58	$0.76
Discontinued operations	$—	$—	$—	$—	$0.02	$0.02	$0.77	$(0.06)
Net income	$0.44	$0.42	$0.54	$0.34	$0.46	$0.64	$1.35	$0.70
Diluted earnings per share
Continuing operations	$0.44	$0.42	$0.54	$0.34	$0.44	$0.63	$0.58	$0.75
Discontinued operations	$—	$—	$—	$—	$0.02	$0.02	$0.77	$(0.06)
Net income	$0.44	$0.42	$0.54	$0.34	$0.45	$0.64	$1.35	$0.69
Weighted average number of shares outstanding(2)
Basic	186.2	186.2	186.2	186.2	186.2	186.2	186.2	186.2
Diluted	187.1	187.1	187.1	186.7	187.1	187.1	187.1	187.1

(1)	Relates to the sale of CAS, a component of our Information and Technical Services Segment engaged in systems engineering and technical assistance (SETA) for the U.S. Government.
(2)	For the first three quarters in 2011 and for each quarter in 2010, basic and diluted earnings per common share were computed using the number of shares of our common stock outstanding on October 31, 2011. In addition, for our dilutive weighted average share calculations, we have assumed the dilutive securities outstanding at October 31, 2011 were also outstanding for each of the prior periods presented.

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events	NOTE 15 Subsequent Events On May 9, 2012, the Board of Directors declared a cash dividend of $0.1033 per share, payable on July 1, 2012 to shareholders of record on May 25, 2012.	NOTE 22 Subsequent Events On February 22, 2012, the Board of Directors declared a cash dividend of $0.1033 per share, payable on April 1, 2012 to shareholders of record on March 16, 2012.